                                                                   Exhibit 10.12


                                                                  EXECUTION COPY


--------------------------------------------------------------------------------
                               SMARTBARGAINS, INC.

                           LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

This LOAN AND SECURITY AGREEMENT is entered into as of December 20, 2002, by and between COMERICA BANK-CALIFORNIA ("Bank") and SMARTBARGAINS, INC. ("Borrower").

                                    RECITALS

Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

                                    AGREEMENT

The parties agree as follows:

         1.       DEFINITIONS AND CONSTRUCTION.

                  1.1 Definitions. As used in this Agreement, all capitalized terms shall have the definitions set forth on Exhibit A. Any term used in the Code and not defined herein shall have the meaning given to the term in the Code.

                  1.2 Accounting Terms. Any accounting term not specifically defined on Exhibit A shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP. The term "financial statements" shall include the accompanying notes and schedules.

         2.       LOAN AND TERMS OF PAYMENT.

                  2.1 Credit Extensions.

                           (a) Promise to Pay. Borrower promises to pay to Bank,
in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower, together with interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

                           (b) Revolving Advances.

                                (i) Amount. Subject to and upon the terms and
conditions of this Agreement, and in reliance upon the representations, warranties and covenants of Borrower made herein, (1) Bank shall make, upon Borrower's request therefor from time to time, Advances in an aggregate outstanding amount not to exceed the lesser of (A) the Committed Revolving Line less any amounts outstanding under the Letter of Credit Sublimit, or (B) the Borrowing Base and (2) amounts borrowed pursuant to this Section 2.1(b) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(b) shall be immediately due and payable. Borrower may prepay any Advances (and, in connection with a termination by Borrower of this Agreement pursuant to the terms hereof, replace any outstanding Letter of Credit) without penalty or premium. Notwithstanding the foregoing, Borrower agrees that all outstanding Advances (for the sake of clarity, the definition of "Advances" does not include outstanding Letters of Credit) will be repaid in full and remain at a zero balance for a minimum of 30 consecutive days in the period between January 1 and February 28 of each year. Borrower shall have discretion to determine which 30 consecutive days during such period to maintain a zero balance, provided that Borrower must give Bank notice at least 3 business days in advance of when such 30-day period shall commence, and whether such period shall exceed 30 days.

                                (ii) Form of Request. Whenever Borrower desires
an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Eastern time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit C. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid.

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 1

Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1(b) to Borrower's deposit account at Bank.

                                   (iii) Letter of Credit Sublimit. Subject to
the availability under the Committed Revolving Line, and in reliance on the representations and warranties of Borrower set forth herein, at any time and from time to time from the date hereof through the Business Day immediately prior to the Revolving Maturity Date, Bank shall issue for the account of Borrower such Letters of Credit as Borrower may request by delivering to Bank a duly executed letter of credit application on Bank's standard form; provided, however, that the outstanding and undrawn amounts under all such Letters of Credit (i) shall not at any time exceed the Letter of Credit Sublimit, and (ii) shall be deemed to constitute Advances for the purpose of calculating availability under the Committed Revolving Line. Any drawn but unreimbursed amounts under any Letters of Credit shall be charged as Advances against the Committed Revolving Line. Unless Borrower shall have deposited with Bank cash collateral in an amount sufficient to cover all undrawn amounts under each such Letter of Credit and Bank shall have agreed in writing, no Letter of Credit shall have an expiration date that is later than the Revolving Maturity Date. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form application and letter of credit agreement. The parties agree that the $262,500 as cash collateral Borrower deposited with Bank on December 19, 2002 to secure a $250,000 Letter of Credit issued by the Bank to NewRoads BPOi, Inc. on the same date will be, upon the Closing, invested at the direction of Borrower in an investment account at Bank and that such funds shall thereafter no longer secure such Letter of Credit.

                  2.2 Overadvances. If the aggregate amount of the outstanding Advances (including, without limitation, any amounts deemed to constitute Advances under Section 2.1(b)(iii)) exceeds the lesser of the Committed Revolving Line or the Borrowing Base at any time, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

                  2.3 Interest Rates, Payments, and Calculations.

                           (a) Interest Rates. Except as set forth in Section
2.3(b), the Advances shall bear interest, on the outstanding daily balance thereof, at a variable rate equal to 2% above the Prime Rate.

                           (b) Late Fee; Default Rate. If any payment is not
made within 10 days after the date such payment is due, Borrower shall pay Bank a late fee equal to the lesser of (i) 5% of the amount of such unpaid amount or
(ii) the maximum amount permitted to be charged under applicable law. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to the lesser of (A) 4 percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default or (B) the maximum amount permitted to be charged under applicable law.

                           (c) Payments. Interest shall be due and payable on
the 1st calendar day of each month during the term hereof. Bank may, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower's deposit accounts or against the Committed Revolving Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

                           (d) Computation. In the event the Prime Rate is
changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a 360 day year for the actual number of days elapsed.

                  2.4 Crediting Payments.

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 2

                           (a) Prior to the occurrence of an Event of Default,
Bank shall credit a wire transfer of funds, check or other item of payment received from or, subject to Section 6.13, on the account of Borrower, to such deposit, investment or operating account or Obligation as Borrower may specify.

                           (b) After the occurrence of an Event of Default, the
receipt by Bank of any wire transfer of funds, check, or other item of payment shall be applied to reduce the Obligations in such manner and order as Bank shall determine in its sole discretion. Payments made in immediately available federal funds shall be applied when received by Bank (subject to the provisions of clause (c) below). Payments made in a form other than immediately available federal funds, shall be conditionally applied when received by Bank (subject to the provisions of clause (c) below), but shall not be considered a final payment on account unless and until such check or other item of payment is honored following presentment.

                           (c) Notwithstanding anything to the contrary
contained herein, any wire transfer or payment received by Bank after 3:00 pm Eastern time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

                  2.5 Fees. Borrower shall pay to Bank the following:

                           (a) Commitment Fee. A Commitment Fee equal to 3/8%
per annum of the average Unused Commitment for each calendar quarter, which shall be due and payable quarterly in arrears;

                           (b) Arrangement Fee. An Arrangement Fee equal to
$35,000, of which $17,500 has been paid as of the date hereof and is nonrefundable and of which $17,500 shall be due and payable simultaneously with the execution of this Agreement by Borrower;

                           (c) Letters of Credit. Borrower will pay any standard
issuance and other fees that Bank notifies Borrower will be charged for issuing and processing Letters of Credit and, in addition, Borrower shall pay Bank an amount equal to 1% per annum (the "Letter of Credit Rate") of the aggregate face amount of all Letters of Credit outstanding hereunder, payable quarterly in advance, provided however that the Letter of Credit Rate shall be increased to 1.25% during any period(s) that the amount maintained by Borrower in Bank money market account(s) and/or Bank demand deposit account(s) is less than $3,000,000; and

                           (d) Bank Expenses. On the Closing Date, all Bank
Expenses incurred through the Closing Date (up to a maximum of $30,000 through the Closing Date), and, after the Closing Date, all Bank Expenses, as and when they become due.

                  2.6 Term. This Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for so long as any Obligations remain outstanding or Bank has any obligation to make Credit Extensions under this Agreement. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice, except as may be provided herein or required by law, upon the occurrence and during the continuance of an Event of Default. Borrower shall have the right to terminate this Agreement by notice to Bank at any time that there are no Advances or Letters of Credit outstanding, provided that such termination shall not be effective unless and until all other amounts owed by Borrower to Bank shall have been paid in full.

         3.       CONDITIONS OF LOANS.

                  3.1 Conditions Precedent to Initial Credit Extension. The obligation of Bank to make the initial Credit Extension is subject to the satisfaction of the conditions precedent that:

                           (a) Bank shall have received, in form and substance
satisfactory to Bank, the following:

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 3

                                    (i)      corporate resolutions of Borrower
                                             with respect to charter documents,
                                             incumbency and resolutions
                                             authorizing the execution and
                                             delivery of this Agreement;

                                    (ii)     a financing statement (Form UCC-1);

                                    (iii)    an intellectual property security
                                             agreement;

                                    (iv)     an agreement to provide insurance;

                                    (v)      payment of the fees and Bank
                                             Expenses then due specified in
                                             Section 2.5;

                                    (vi)     current SOS Reports indicating that
                                             except for Permitted Liens, there
                                             are no other security interests or
                                             Liens of record in the Collateral;

                                    (vii)    current financial statements in
                                             accordance with Section 6.2;

                                    (viii)   a Borrowing Base Certificate;

                                    (ix)     securities account control
                                             agreement between Borrower, Bank
                                             and Comerica Securities, Inc.;

                                    (x)      securities account control
                                             agreement between Borrower, Bank,
                                             and Forum Shareholder Services,
                                             LLC, as agent for Monarch Funds;

                                    (xi)     Collateral Assignment of Agreement
                                             and Subordination and Consent
                                             Agreement between Borrower, Bank
                                             and NewRoads BPOi, Inc.;

                                    (xii)    Collateral Assignment of Agreement
                                             and Subordination and Consent
                                             Agreement between Borrower, Bank
                                             and Cable & Wireless Internet
                                             Services Inc.;

                                    (xiii)   a Sublessor's Acknowledgment and
                                             Subordination for each leased
                                             location of Borrower; and

                                    (xiv)    such other documents or
                                             certificates, and completion of
                                             such other matters, as Bank may
                                             reasonably deem necessary or
                                             appropriate.

                           (b) Borrower shall have terminated its credit
arrangements with Gordon Brothers Group and any other lender(s) to Borrower other than Bank and delivered to Bank documents effecting such termination(s) in form reasonably satisfactory to Bank.

                           (c) Borrower shall have (i) opened its primary
deposit, checking, cash management and investment accounts with Bank; (ii) transferred all of Borrower's cash reserves currently held with other financial institutions to such accounts with Bank, except (A) funds in Borrower's Payroll Account (as defined below) with Fleet National Bank in accordance with Section
6.6 and (B) an amount of funds in Borrower's operating account at Fleet National Bank (the "Existing Fleet Checking Account") (not to exceed $4,800,000) that is necessary to satisfy outstanding checks, provided that (x) Borrower may not issue new checks from the Existing Fleet Checking Account after the Closing Date and (y) the Existing Fleet Checking Account shall be closed by Borrower and any remaining funds transferred to accounts with Bank no later than 90 days after the Closing Date; and (iii) Borrower shall also have established a Sweep Account with Bank and taken such other steps with respect thereto as are required pursuant to Section 6.13 below.


--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 4

                  3.2 Conditions Precedent to all Credit Extensions. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

                           (a) timely receipt by Bank of the Payment/Advance
Form as provided in Section 2.1; and

                           (b) the representations and warranties contained in
Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2.

         4.       CREATION OF SECURITY INTEREST.

                  4.1 Grant of Security Interest. Borrower grants and pledges to Bank a continuing security interest in the Collateral to secure prompt repayment of any and all Obligations and to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except to the extent that Collateral may be subject to Permitted Liens, such security interest constitutes a valid, first priority security interest in the presently existing Collateral (except for funds in the Payroll Account consistent with Section 6.6 and the Existing Fleet Checking Account consistent with Section 3.1(c)), and will constitute a valid, first priority security interest in later-acquired Collateral (except for funds in the Payroll Account consistent with Section 6.6 and the Existing Fleet Checking Account consistent with Section 3.1(c)). Notwithstanding any termination of any Loan Document, Bank's Lien on the Collateral (except for funds in the Payroll Account consistent with Section 6.6 and the Existing Fleet Checking Account consistent with Section 3.1(c)) shall remain in effect for so long as any Obligations are outstanding.

                  4.2 Perfection of Security Interest. So long as Bank has any commitment to make Advances hereunder or any Obligation remains outstanding, Borrower authorizes Bank to file at any time financing statements, continuation statements, and amendments thereto that describe the Collateral and to describe the Collateral as all assets of Borrower of the kind pledged hereunder and which contain any other information required by the Code for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, including, without limitation, whether Borrower is an organization, the type of organization and any organizational identification number issued to Borrower, if applicable. Any such financing statements may be signed by Bank on behalf of Borrower, as provided in the Code, and may be filed at any time in any jurisdiction whether or not Article 9 of the Code is then in effect in that jurisdiction. Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue the perfection of Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents. Borrower shall have possession of the Collateral, except where expressly otherwise provided in this Agreement or where Bank chooses to perfect its security interest by possession with respect to Collateral consisting of investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such items are defined in Article 9 of the Code) in addition to the filing of a financing statement. Where Collateral is in possession of a third party bailee, Borrower shall take such steps as Bank reasonably requests for Bank to (i) obtain an acknowledgment, in form and substance satisfactory to Bank, of the bailee that the bailee holds such Collateral for the benefit of Bank, (ii) obtain "control" of any Collateral consisting of investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such items and the term "control" are defined in Article 9 of the Code), with any agreements establishing control to be in form and substance satisfactory to Bank. Borrower will not create any chattel paper without placing a legend on the chattel paper acceptable to Bank indicating that Bank has a security interest in the chattel paper.

                  4.3 Right to Inspect. Bank (through any of its officers, employees, or agents) shall have the right, subject to the rights of third parties under applicable agreements, at Borrower's sole cost and expense, upon reasonable prior notice, from time to time during Borrower's usual business hours: (a) to inspect Borrower's Books and to make copies thereof; (b) to audit Borrower's Inventory and Accounts; and (c) to otherwise check, test, and appraise Borrower's properties, including the Collateral, in order to verify Borrower's financial condition or the

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 5
amount, condition of, or any other matter relating to, Borrower or the Collateral; provided, that unless an Event of Default shall have occurred during such calendar year, Borrower shall not be required to bear the cost and expense of more than 2 such audits in any 12 month period. Notwithstanding anything to the contrary stated in this Section 4.3, following the occurrence and during the continuance of an Event of Default, Borrower shall bear the cost and expense of all activity described in the preceding sentence without regard to the numerical limitation stated in the preceding sentence.

         5.       REPRESENTATIONS AND WARRANTIES.

         Borrower represents and warrants as follows:

                  5.1 Due Organization and Qualification. Each of Borrower and any Subsidiary (a) is a corporation duly organized, validly existing and in good corporate standing under the laws of the state of its incorporation or organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

                  5.2 Due Authorization; No Conflict; Enforceable Obligations. The execution, delivery, and performance of the Loan Documents by Borrower (a) are within Borrower's powers, (b) have been duly authorized by all necessary corporate or other proceedings, (c) do not conflict with or constitute a breach or contravention of any provision of law, statute, rule or regulation to which Borrower is subject, except to the extent such conflict, breach or contravention could not reasonably be expected to cause a Material Adverse Effect, (d) do not conflict with or result in any breach or contravention of any judgment, order, writ, injunction, license or permit applicable to Borrower and (e) do not conflict with or constitute a breach or contravention of any provisions contained in Borrower's Certificate of Incorporation or Bylaws, each as amended, or any material agreement by which Borrower or any Subsidiary is bound. Neither Borrower nor any Subsidiary is in default under any agreement by which it is bound, except to the extent such default could not reasonably be expected to cause a Material Adverse Effect. This Agreement constitutes, and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as, and to the extent only, enforceability is limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditor's rights and general equitable principles.

                  5.3 Collateral. Borrower has rights in or the power to transfer the Collateral, and its title to the Collateral is free and clear of Liens, adverse claims, and restrictions on transfer or pledge except for Permitted Liens. All Collateral is located solely in the Collateral States. The Accounts are bona fide existing obligations. The property or services giving rise to such Accounts has been delivered or rendered to the account debtor or its agent for immediate shipment to and, to the knowledge of Borrower, has been unconditionally accepted by the account debtor. Borrower has not received any notice of actual or imminent Insolvency Proceeding of any account debtor. All Inventory is in all material respects of good and merchantable quality, free from material defects, except for Inventory for which adequate reserves have been made. All Equipment is in all material respects in good condition and free from all material defects. Except as set forth in Section 5.3 of the Schedule or as otherwise provided herein, none of the Collateral that consists of cash, deposit accounts, or investment property is maintained or invested with a Person other than Bank or Bank's Affiliates. The execution, delivery and performance of the Loan Documents by Borrower will not result in, or require, the creation or imposition of any Lien in or on the Collateral (other than pursuant to the Loan Documents).

                  5.4 Intellectual Property Collateral. Borrower has all right, title and interest in and to the Intellectual Property Collateral (subject to Permitted Liens), except (a) for licenses and sublicenses granted by Borrower to its customers in the ordinary course of business and (b) as set forth in Section
5.4 of the Schedule. To the best of Borrower's knowledge, (i) none of the Copyrights, Trademarks and Patents comprising the Intellectual Property Collateral violates or infringes on any valid Copyright, Trademark and/or Patent of any third party, (ii) no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and (iii) no claim has been made to Borrower that any part of the Intellectual Property Collateral violates the rights of any third party except to the extent such claim could not reasonably be expected to cause a Material Adverse Effect.

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 6

Borrower's rights as a licensee of intellectual property do not give rise to more than 5% of its gross revenue in any given month, including without limitation revenue derived from the sale, licensing, rendering or disposition of any product or service.

                  5.5 Name; Location of Chief Executive Office. Except as disclosed in Section 5.5 of the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof, and its exact legal name is as set forth in the first paragraph of this Agreement. The chief executive office of Borrower is located in the Chief Executive Office State at the address indicated in Section 10 hereof.

                  5.6 Litigation. Except as set forth in Section 5.6 of the Schedule, there are no actions, suits, investigations or proceedings pending or, to the best of Borrower's knowledge, threatened by or against Borrower or any Subsidiary before any court, tribunal or administrative agency in which an adverse decision could reasonably be expected to have a Material Adverse Effect, or a material adverse effect on Borrower's interest or Bank's Lien on the Collateral.

                  5.7 No Material Adverse Change in Financial Statements.
All consolidated financial statements related to Borrower and any Subsidiary that are delivered by Borrower to Bank have been prepared in accordance with GAAP (but, in the case of interim unaudited financial statements, only to the extent that GAAP is applied to such financial statements pursuant to applicable pronouncements of the Financial Accounting Standards Board and the Accounting Principles Board), applied consistently throughout the periods reflected therein, and fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There are no contingent liabilities of Borrower or any of its Subsidiaries as of such date involving material amounts, known to the officers of Borrower, that are not disclosed in the financial statements or notes thereto furnished by Borrower as required under this Agreement. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.

                  5.8 Solvency, Payment of Debts. Borrower is able to pay its debts (including trade debts) as they mature; the fair saleable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; and Borrower is not left with inadequate capital after the transactions contemplated by this Agreement.

                  5.9 Compliance with Laws and Regulations. Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could reasonably be expected to have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Borrower has complied in all material respects with all the provisions of the Federal Fair Labor Standards Act. Borrower is in compliance with all Environmental Laws, regulations and ordinances except where the failure to comply is not reasonably likely to have a Material Adverse Effect. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect. Borrower and each Subsidiary have filed or caused to be filed all tax returns, reports and declarations required to be filed, or applicable extensions, and have paid, or have made adequate provision for the payment of, all taxes, assessments and charges reflected therein except those being contested in good faith and by proper proceedings with adequate reserves under GAAP or where the failure to file such returns, reports or declarations or pay such taxes, assessments or charges could not reasonably be expected to have a Material Adverse Effect.

                  5.10 Subsidiaries. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

                  5.11 Government Consents. Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings (except UCC filings) with, and given all notices to, all governmental authorities that are necessary for the execution, delivery and performance of this Agreement and

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 7
the other Loan Documents and the continued operation of Borrower's business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

                  5.12 Inbound Licenses. Except as disclosed on Section 5.12 of the Schedule, Borrower is not a party to, nor is bound by, any license or other agreement that prohibits or otherwise restricts Borrower from granting a security interest in Borrower's interest in such license or agreement or any other property.

                  5.13 Full Disclosure. No representation, warranty or other statement made by Borrower in any document, certificate or written statement furnished to Bank taken together with all such documents, certificates and written statements furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such documents, certificates or statements not misleading, it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.

         6.       AFFIRMATIVE COVENANTS.

         Borrower covenants that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

                  6.1 Good Standing and Government Compliance. Borrower shall maintain its and each of its Subsidiaries' corporate or other organizational existence and good corporate standing in the respective state of its incorporation or organization, as the case may be, shall maintain qualification and good standing in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect, and shall furnish to Bank the organizational identification number issued to Borrower by the authorities of the state in which Borrower is organized, if applicable. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA, except where the failure to meet such requirements could not reasonably be expected to have a Material Adverse Effect. Borrower shall comply in all material respects with all applicable Environmental Laws, and maintain all material permits, licenses and approvals required thereunder where the failure to do so could have a Material Adverse Effect. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, and shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which or failure to comply with which could reasonably be expected to have a Material Adverse Effect, or a Material Adverse Effect on the Collateral or the priority of Bank's Lien on the Collateral.

                  6.2 Financial Statements, Reports, Certificates. Borrower shall deliver to Bank such information as Bank shall reasonably request from time to time and, without limitation:

                           (a) as soon as available, but in any event within 30
days after the end of each calendar month, a company prepared consolidated balance sheet, income statement, statement of cash flows, accounts receivable aging report and accounts payable aging report, in each case covering Borrower's consolidated operations during such period, in a form reasonably acceptable to Bank and certified by a Responsible Officer;

                           (b) as soon as available, but in any event within 120
days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an opinion which is unqualified or otherwise consented to in writing by Bank on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank;

                           (c) no later than February 28 of each year, annual
projections for such year in form and substance reasonably satisfactory to Bank and approved by Borrower's Board of Directors;

                           (d) if applicable, copies of all statements, reports
and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission;


--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 8

                           (e) promptly upon receipt of notice thereof, a report
of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more;

                           (f) such budgets, sales projections, operating plans
or other financial information generally prepared by Borrower in the ordinary course of business as Bank may reasonably request from time to time;

                           (g) within 30 days of the last day of each fiscal
quarter, a report signed by Borrower, in form reasonably acceptable to Bank, listing any applications or registrations that Borrower has made or filed (and not already disclosed to Bank in accordance with the terms of this Agreement) in respect of any Patents, Copyrights or Trademarks and any material change in the status of any outstanding applications or registrations, as well as any material change in Borrower's Intellectual Property Collateral, including but not limited to any subsequent ownership right of Borrower in or to any Trademark, Patent or Copyright not specified in Exhibits A, B, and C of the Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement;

                           (h) On Monday of each week, Borrower shall deliver to
Bank a Borrowing Base Certificate covering the previous week signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with aged listings of Inventory;

                           (i) Within 30 days after the last day of each month,
Borrower shall deliver to Bank a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit E hereto, and Borrower shall, within 120 days after Borrower's fiscal year end, deliver to Bank a Compliance Certificate that updates the monthly Compliance Certificate that was due within 30 days after Borrower's fiscal year end; and

                           (j) As soon as possible and in any event within 3
calendar days after becoming aware of the occurrence or existence of an Event of Default hereunder, a written statement of a Responsible Officer setting forth details of the Event of Default, and the action which Borrower has taken or proposes to take with respect thereto.

                  6.3 Inventory; Returns. Borrower shall keep all Inventory in good and merchantable condition, free from all material defects except for Inventory for which adequate reserves have been made. Returns and allowances, if any, as between Borrower and its account debtors shall be substantially on the same basis and in accordance with the usual customary practices of Borrower, as they exist on the Closing Date. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims (a) with or by vendors or suppliers to Borrower that involve more than $250,000 in the aggregate and (b) in all other cases involving more than $100,000 in the aggregate and Borrower shall report to Bank each month within 5 days after the end of such month Borrower's returns as a percentage of its sales for such month.

                  6.4 Taxes. Borrower shall make, and cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, including, but not limited to, those laws concerning income taxes, F.I.C.A., F.U.T.A. and state disability, and will execute and deliver to Bank, on demand, proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits and any appropriate certificates attesting to the payment or deposit thereof; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

                  6.5 Insurance.

                           (a) Borrower, at its expense, shall keep the
Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the geographic areas where Borrower's business is conducted on the date hereof. Borrower shall also maintain liability and other insurance in amounts and of a type that are customary to businesses similar to Borrower's, and, in any event, reasonably satisfactory to Bank.

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 9

                           (b) All such policies of insurance shall be in such
form, with such companies, and in such amounts as reasonably satisfactory to Bank. All policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee, and all liability insurance policies shall show Bank as an additional insured and specify that the insurer must give at least 20 days notice to Bank before canceling its policy for any reason. Upon Bank's request, Borrower shall deliver to Bank certified copies of the policies of insurance and evidence of all premium payments. If no Event of Default has occurred and is continuing, proceeds payable under any casualty policy will, at Borrower's option, be payable to Borrower to repair or replace the property subject to the claim, provided that any such property shall be deemed Collateral in which Bank has been granted a first priority security interest. If an Event of Default has occurred and is continuing, all proceeds payable under any such policy shall, at Bank's option, be payable to Bank to be applied on account of the Obligations.

                  6.6 Primary Depository. Borrower shall maintain all of its depository, operating and investment accounts with Bank or Bank's Affiliates, provided, however, that (a) Borrower shall be permitted to maintain at Fleet National Bank an account (the "Payroll Account") for the sole purpose of fulfilling Borrower's payroll obligations (including unemployment and payroll taxes) and Borrower agrees that it shall not maintain in such account at any time amounts in excess of what is reasonably required to meet such obligations for the next payroll period and (b) Borrower shall be permitted to maintain such amount of funds in the Existing Fleet Checking Account and for such amount of time as is permitted by Section 3.1(c).

                  6.7 Financial Covenants. Borrower shall at all times maintain the following financial ratios and covenants, measured as of the last day of each calendar month unless stated otherwise:

                           (a) Current Assets to Liabilities Ratio. A ratio of
Current Assets to Current Liabilities of at least 1.4 to 1.00.

                           (b) Trailing Net Income (Loss). Trailing Fiscal Three
Month Net Income (Loss) of not more, in the case of a net loss, or not less than, in the case of net income: ($1,100,000) during Borrower's 3 fiscal months preceding December 28, 2002; ($750,000) during Borrower's 3 fiscal months preceding February 1, 2003; ($300,000) during Borrower's 3 fiscal months preceding March 1, 2003; ($1,400,000) during Borrower's 3 fiscal months preceding April 5, 2003; ($1,100,000) during Borrower's 3 fiscal months preceding May 3, 2003; ($900,000) during Borrower's 3 fiscal months preceding May 31, 2003; ($750,000) during Borrower's 3 fiscal months preceding July 5, 2003; ($800,000) during Borrower's 3 fiscal months preceding August 2, 2003; ($100,000) during Borrower's 3 fiscal months preceding August 30, 2003; $600,000 during Borrower's 3 fiscal months preceding October 4, 2003; $1,200,000 during Borrower's 3 fiscal months preceding November 1, 2003; $2,200,000 during Borrower's 3 fiscal months preceding November 29, 2003; $3,300,000 during Borrower's 3 fiscal months preceding January 3, 2004; and $3,800,000 during Borrower's 3 fiscal months preceding January 31, 2004.

                  6.8 Registration of Intellectual Property Rights.

                           (a) Borrower shall register or cause to be registered
on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as the case may be, those registerable intellectual property rights now owned or hereafter developed or acquired by Borrower, to the extent that Borrower, in its reasonable business judgment, deems it appropriate to so protect such intellectual property rights.

                           (b) Borrower shall promptly give Bank written notice
of any applications or registrations of intellectual property rights filed with the United States Patent and Trademark Office, including the date of such filing and the registration or application numbers, if any.

                           (c) Borrower shall (i) give Bank not less than 30
days prior written notice of the filing of any applications or registrations with the United States Copyright Office, including the title of such intellectual property rights to be registered, as such title will appear on such applications or registrations, and the date such applications or registrations will be filed, and (ii) prior to the filing of any such applications or registrations, shall execute such documents as Bank may reasonably request for Bank to maintain its perfection in such intellectual property rights to be registered by Borrower, and upon the reasonable request of Bank, shall file such documents


--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 10
simultaneously with the filing of any such applications or registrations. Upon filing any such applications or registrations with the United States Copyright Office, Borrower shall promptly provide Bank with (i) a copy of such applications or registrations, without the exhibits, if any, thereto, (ii) evidence of the filing of any documents reasonably requested by Bank to be filed for Bank to maintain the perfection and priority of its security interest in such intellectual property rights, and (iii) the date of such filing.

                           (d) Borrower shall execute and deliver such
additional instruments and documents from time to time as Bank shall reasonably request to perfect and maintain the priority of Bank's security interest in the Intellectual Property Collateral, subject to Permitted Liens.

                           (e) Borrower shall (i) use commercially reasonable
efforts to protect, defend and maintain the validity and enforceability of the trade secrets, Trademarks, Patents and Copyrights, (ii) use commercially reasonable efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld, conditioned or delayed.

                           (f) Bank may audit Borrower's Intellectual Property
Collateral to confirm compliance with this Section 6.8, provided such audit may not occur more often than once per year, unless an Event of Default has occurred and is continuing. Bank shall have the right, but not the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this
Section 6.8 to take but which Borrower fails to take, after 30 days' notice to Borrower. Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.8.

                  6.9 Consent of Inbound Licensors. Borrower shall: (i) provide written notice to Bank of the material terms of any material license or agreement that it enters into; and (ii), upon request of Bank, in good faith use commercially reasonable efforts to obtain the consent of, or waiver by, any Person whose consent or waiver is necessary for Borrower's interest in such licenses or contract rights to be deemed Collateral and for Bank to have a security interest in it that might otherwise be restricted by the terms of the applicable license or agreement, whether now existing or entered into in the future, provided, however, that the failure to obtain any such consent or waiver after exercise of such efforts shall not constitute a default under this Agreement.

                  6.10 Books and Records. Borrower shall keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and accurate entries in conformity with GAAP shall be made, subject (in the case of unaudited, management prepared financial statements) to normal year-end adjustments, none of which shall be materially adverse.

                  6.11 Maintenance of Properties. Borrower shall keep, and cause each of its Subsidiaries to keep, any and all properties used or useful in the conduct of Borrower's business or the business of any Subsidiary to be maintained and kept in good working order and condition (normal wear and tear excepted).

                  6.12 Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

                  6.13 Sweep Account. As of the Closing Date, Borrower shall open and shall thereafter at all times during the term of this Agreement maintain with Bank an account (the "Sweep Account"), into which all funds received by Borrower from any source shall be deposited and to which, without limitation, all credit card receivables of Borrower shall be directed. Borrower shall direct the company that processes its credit card transactions to deliver all funds and/or direct all wire transfers in connection with such transactions to the Sweep Account. Borrower shall hold in trust for Bank all amounts that Borrower receives despite the directions to make payments to the Sweep Account and immediately deliver such payments to Bank in their original form as received from the customer or credit card processing company, with proper endorsements (if applicable) for deposit into the Sweep Account. Borrower irrevocably authorizes Bank to transfer to the Sweep Account any funds that have been deposited or transferred into any other accounts or that Bank has received by wire transfer, check, cash or otherwise that should have been deposited into the Sweep Account pursuant to the foregoing. No party other than Bank shall


--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 11
have any right to access the funds in the Sweep Account, provided, however that Borrower's credit card processors may obtain access to funds in the Sweep Account if and to the extent of Borrower's agreement with such credit card processors. Bank shall, on a daily basis, apply all funds in the Sweep Account to repay amounts loaned to Borrower by Bank (including principal and outstanding interest) pursuant to Credit Extensions, and, subject to Section 2.4(b), Bank shall thereafter credit Borrower's investment account at Bank to the extent of any remaining funds in the Sweep Account.

                  6.14 Changes to Terms of Warehouse Agreement. Borrower hereby agrees to give Bank prompt written notice of any change in the payment terms under the Warehouse Agreement pursuant to the Collateral Assignment of Agreement and Subordination and Consent Agreement between Bank, Borrower and BPOi, Inc.

         7.       NEGATIVE COVENANTS.

         Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Credit Extensions, Borrower will not do any of the following without Bank's prior written consent, which shall not be unreasonably withheld, conditioned or delayed:

                  7.1 Dispositions. Convey, sell, lease, license, transfer or otherwise dispose of (collectively, to "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Permitted Transfers.

                  7.2 Change in Name, Location or Executive Office, Change in Business; Change in Fiscal Year; Change in Control. Change its trade name, logo, legal name, the Borrower State, or relocate its chief executive office without 30 days prior written notification to Bank (except that a relocation or change in the legal name, Borrower State or chief executive office shall not require Bank's consent); engage in any business, or permit any of its Subsidiaries to engage in any business, other than or reasonably related or incidental to the businesses currently engaged in by Borrower; change its fiscal year end; or have a Change in Control (provided, however, that in connection with a Change in Control Borrower may terminate this Agreement without penalty or premium pursuant to Section 2.6 hereof and thereafter may consummate such Change in Control).

                  7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of a Subsidiary into another wholly-owned Subsidiary or into Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person except where (i) such transactions do not in the aggregate exceed $500,000 and (ii) no Event of Default has occurred, is continuing or would exist after giving effect to the transactions.

                  7.4 Indebtedness. Create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except Indebtedness to Bank.

                  7.5 Encumbrances. Create, incur, assume or allow any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens, or covenant to any other Person that Borrower in the future will refrain from creating, incurring, assuming or allowing any Lien with respect to any of Borrower's property, except Permitted Liens.

                  7.6 Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except that Borrower may (i) repurchase the stock of former employees pursuant to stock option agreements or restricted stock agreements as long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase, and (ii) repurchase the stock of former employees pursuant to stock repurchase agreements by the cancellation of indebtedness owed by such former employees to Borrower regardless of whether an Event of Default exists.


--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 12

                  7.7 Investments. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments, or maintain or invest any of its property with a Person other than Bank or Bank's Affiliates unless such Person has entered into a control agreement with Bank, in form and substance satisfactory to Bank, or suffer or permit any Subsidiary to be a party to, or be bound by, an agreement that restricts such Subsidiary from paying dividends or otherwise distributing property to Borrower.

                  7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except (a) for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person and (b) for option or other stock award issuances pursuant to stock option and incentive plans approved by Borrower's Board of Directors. Borrower shall notify Bank in advance of any such material transaction.

                  7.9 Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision adversely affecting Bank's rights contained in any documentation relating to the Subordinated Debt or in any intercreditor agreement or subordination agreement entered into by Bank in connection therewith, without Bank's prior written consent, or make any payment on account of Subordinated Debt, except to the extent the payment is expressly allowed under any subordination agreement entered into with Bank.

                  7.10 Inventory and Equipment. Store the Inventory or the Equipment with a bailee, warehouseman, or similar third party unless the third party has been notified of Bank's security interest and Bank has received an acknowledgment in form satisfactory to Bank from the third party that it is holding or will hold the Inventory or Equipment for Bank's benefit and that such third party's security interest, if any, shall be subordinated to Bank's Lien, except that Borrower may store Inventory with a bailee, warehouseman, or third party without such an acknowledgment if the value of such Inventory does not exceed $1,000,000 and, as is reflected in the definition of the Borrowing Base, any such Inventory shall not be counted towards the Borrowing Base. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory and Equipment only at the location set forth in Section 10 or in Hebron, Kentucky pursuant to the eCommerce, Storage and Distribution Agreement between Borrower and NewRoads BPOi, Inc. (as assignee from GATX eLogistics Corp.) dated April 30, 2001 (as amended, the "Warehouse Agreement"), and such other locations of which Borrower gives Bank prior written notice and as to which Bank files a financing statement where needed to perfect its security interest.

                  7.11 No Investment Company. Become or be controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose.

         8.       EVENTS OF DEFAULT.

         Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

                  8.1 Payment Default. If Borrower fails to pay any of the Obligations when due;

                  8.2 Covenant Default.

                           (a) If Borrower fails to perform any obligation under
Article 6 or violates any of the covenants contained in Article 7 of this Agreement; or

                           (b) If Borrower fails or neglects to perform or
observe any other material term, provision, condition, covenant contained in this Agreement, in any of the other Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision,

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 13
condition or covenant that can be cured, has failed to cure such default within 10 days after Borrower receives notice thereof or any officer of Borrower otherwise becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the 10 day period or cannot after diligent attempts by Borrower be cured within such 10 day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed 30 days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default but no Credit Extensions will be made;

                  8.3 Defective Perfection. If Bank shall receive at any time following the Closing Date an SOS Report indicating that, except for Permitted Liens, Bank's security interest in the Collateral is not prior to all other security interests or Liens of record reflected in the report;

                  8.4 Material Adverse Change. If there occurs a material adverse change in Borrower's business or financial condition, or if there is a material impairment of the prospect of repayment of any portion of the Obligations or a material impairment of the value or priority of Bank's security interests in the Collateral;

                  8.5 Attachment. If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or Person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within 10 days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any material portion of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within 10 days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower within such 10-day period (provided that no Credit Extensions will be required to be made during such cure period);

                  8.6 Insolvency. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within 60 days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

                  8.7 Other Agreements. If there is a default or other failure to perform in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of $250,000 or that could have a Material Adverse Effect;

                  8.8 Subordinated Debt. If Borrower makes any payment on account of Subordinated Debt, except to the extent the payment is allowed under any subordination agreement entered into with Bank;

                  8.9 Judgments. If an uninsured or underinsured judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least $300,000 shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of 10 days (provided that no Credit Extensions will be made prior to the satisfaction or stay of the judgment); or

                  8.10 Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

         9.       BANK'S RIGHTS AND REMEDIES.

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 14

                  9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

                           (a) Declare all Obligations, whether evidenced by
this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.6, all Obligations shall become immediately due and payable without any action by Bank);

                           (b) Demand that Borrower (i) deposit cash with Bank
in an amount equal to the amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and (ii) pay in advance all Letter of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit, and Borrower shall promptly deposit and pay such amounts.

                           (c) Cease advancing money or extending credit to or
for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

                           (d) Settle or adjust disputes and claims directly
with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

                           (e) Make such payments and do such acts as Bank
considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned premises, Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

                           (f) Set off and apply to the Obligations any and all
(i) balances and deposits of Borrower held by Bank (other than those held in accounts specially designated for payroll or employment trust fund taxes), or
(ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

                           (g) Ship, reclaim, recover, store, finish, maintain,
repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use solely upon the occurrence and during the continuance of an Event of Default, without charge, Borrower's labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

                           (h) Sell the Collateral at either a public or private
sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate. Bank may sell the Collateral without giving any warranties as to the Collateral. Bank may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Bank sells any of the Collateral upon credit, Borrower will be credited only with payments actually made by the purchaser, received by Bank, and applied to the indebtedness of the purchaser. If the purchaser fails to pay for the Collateral, Bank may resell the Collateral and Borrower shall be credited with the proceeds of the sale;

                           (i) Credit bid and purchase at any public sale; and


--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 15

                           (j) Apply for the appointment of a receiver, trustee,
liquidator or conservator of the Collateral, without notice and without regard to the adequacy of the security for the Obligations and without regard to the solvency of Borrower, any guarantor or any other Person liable for any of the Obligations; and

                           (k) Any deficiency that exists after disposition of
the Collateral as provided above will be paid immediately by Borrower to Bank.

Bank may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

                  9.2 Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, employees or agents) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts;
(b) sign Borrower's name on such documents and agreements as are necessary to transfer ownership and/or control of any Internet domain names that constitute Collateral from Borrower to Bank and/or to third Persons to whom Bank may sell such domain names; (c) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (d) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (e) dispose of any Collateral; (f) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; (g) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (h) to modify, in its sole discretion, any intellectual property security agreement entered into between Borrower and Bank without first obtaining Borrower's approval of or signature to such modification by amending Exhibits A, B, and C, thereof, as appropriate, to include reference to any right, title or interest in or to any Copyrights, Patents or Trademarks acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Borrower no longer has or claims to have any right, title or interest; (i) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; and (j) to transfer the Intellectual Property Collateral into the name of Bank or a third party to the extent permitted under the Code; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in clauses (h) and (i) above regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

                  9.3 Accounts Collection. At any time after the occurrence and during the continuance of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

                  9.4 Bank Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third Persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to Borrower: (a) make payment of the same or any part thereof; (b) set up such reserves under the Revolving Facility as Bank deems necessary to protect Bank from the exposure created by such failure; or
(c) obtain and maintain insurance policies of the type discussed in Section 6.5 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

                  9.5 Bank's Liability for Collateral. Bank has no obligation to clean up or otherwise prepare the Collateral for sale. To the extent permitted by the Code, all risk of loss, damage or destruction of the Collateral shall be borne by Borrower, even when the Collateral is in the possession of Bank.

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 16

                  9.6 No Obligation to Pursue Others. Bank has no obligation to attempt to satisfy the Obligations by collecting them from any other Person liable for them and Bank may release, modify or waive any collateral provided by any other Person to secure any of the Obligations, all without affecting Bank's rights against Borrower. Borrower waives any right it may have to require Bank to pursue any other Person for any of the Obligations.

                  9.7 Remedies Cumulative. Bank's rights and remedies under this Agreement, the other Loan Documents, and all other agreements with the Bank shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given. Borrower expressly agrees that this Section 9.7 may not be waived or modified by Bank by course of performance, conduct, estoppel or otherwise.

                  9.8 Demand; Protest. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

         10.      NOTICES.

         Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:


             If to Borrower:      SMARTBARGAINS, INC.
                                  10 Milk Street, 10th Floor
                                  Boston, Massachusetts 02108

                                  Attn:  Steven Joseph, CFO

                                  FAX:  (617) 695-7391

             with a copy to:      Hale and Dorr, LLP
                                  60 State Street
                                  Boston, MA 02109

                                  Attn: Jay Bothwick, Esq.
                                  FAX: 617-526-5000

             If to Bank:          COMERICA BANK-CALIFORNIA
                                  100 Federal Street, 28th Floor
                                  Boston, Massachusetts 02110
                                  Attn:  C. Brooks Hoffman and/or Kelly Goodwin
                                  FAX:  (617) 757-6310


             with a copy to:      Goulston & Storrs, P.C.
                                  400 Atlantic Avenue
                                  Boston, Massachusetts 02110

                                  Attn:  Philip A. Herman, Esq.
                                  FAX:  (617) 574-4112

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 17

         Notices or demands shall be deemed to have been given (a) when delivered if delivered by hand, (b) when sent if sent by telefacsimile, (c) when delivered to any overnight delivery service or (d) 3 Business Days after being placed in the United States mails if sent by certified mail. The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

         11.      CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. BANK AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH OF THEM, AFTER CONSULTING, OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY BANK OR BORROWER, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM.

         12.      GENERAL PROVISIONS.

                  12.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties and shall bind all Persons who become bound as a debtor to this Agreement; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder to a bank or financial institution.

                  12.2 Indemnification. Borrower shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and
(b) all losses and Bank Expenses in any way suffered, incurred, or paid by Bank, its officers, employees and agents as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under this Agreement or otherwise (including without limitation reasonable attorneys' fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

                  12.3 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

                  12.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                  12.5 Amendments in Writing, Integration. All amendments to or terminations of this Agreement must be in writing. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 18

                  12.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

                  12.7 Survival. All covenants, representations and warranties of Borrower made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The indemnification obligations of Borrower described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against the applicable indemnitee(s) have run.

                  12.8 Confidentiality. In handling any confidential information, Bank and all employees and agents of Bank shall exercise the same degree of care that Bank exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the subsidiaries or Affiliates of Bank in connection with their present or prospective business relations with Borrower, provided however that Bank shall be responsible to Borrower for any action on the part of an Affiliate or subsidiary of Bank that would, if having been taken by Bank, have constituted a breach of this Section 12.8, (ii) to prospective transferees or purchasers of any interest in the Loans, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Bank, (v) in connection with an audit of Borrower pursuant to
Section 4.3, provided however that, upon the request of Borrower, such recipient of confidential information shall enter into a confidentiality agreement in favor of Borrower with terms comparable to this Section 12.8 and (vi) as Bank may determine in connection with the enforcement of any remedies hereunder. Confidential information hereunder shall not include information that either:
(a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information.


--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 19

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                          SMARTBARGAINS, INC.


                                          By: /s/ Donato A. DeNovellis
                                              ----------------------------------
                                          Title:  EVP, CFO and Treasurer
                                                 -------------------------------

                                          COMERICA BANK-CALIFORNIA


                                          By: /s/ C. Brooks Hoffman
                                              ----------------------------------
                                          Title:  Vice President
                                                 -------------------------------


--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 20

                                    EXHIBIT A

DEFINITIONS

"Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

"Advance" or "Advances" means a cash advance or cash advances under the Revolving Facility.

"Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, and partners.

"Bank Expenses" means all: reasonable costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

"Borrower State" means the State of Delaware, the state under whose laws Borrower is organized.

"Borrower's Books" means all of Borrower's books and records including: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

"Borrowing Base" means an amount equal to 55% of the Eligible Inventory, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower, provided, however that (a) any Inventory that is held by a warehouseman, bailee or other third party from whom Bank has not received a satisfactory acknowledgment that such warehouseman, bailee or third party is holding or will hold possession of the Inventory for Bank's benefit shall not be included in the Borrowing Base, and (b), if a third party appraisal of the Inventory causes Bank reasonably to be concerned that the Eligible Inventory will not serve as adequate security for the maximum amount of Advances that may be requested under Section 2.1(b)(i) at that percentage of Eligible Inventory, Bank may reduce such percentage by notice to Borrower to the extent Bank deems reasonably necessary so that Eligible Inventory will serve as adequate security for the maximum amount of Advances, provided however that, if Bank reduces the Borrowing Base and such reduction causes Borrower to be obligated to repay amounts loaned, Borrower shall have 30 days to repay such amounts to Bank provided that no other Event of Default has occurred and is then continuing.

"Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

"Change in Control" shall mean a transaction in which any "person" or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such "person" or "group" to elect a majority of the Board of Directors of Borrower, who did not have such power before such transaction.

"Chief Executive Office State" means the Commonwealth of Massachusetts, where Borrower's chief executive office is located.

"Closing Date" means the date of this Agreement.

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 1

"Code" means the California Uniform Commercial Code as amended or supplemented from time to time.

"Collateral" means the property described on Exhibit B attached hereto and all Negotiable Collateral and Intellectual Property Collateral to the extent not described on Exhibit B, except to the extent any such property (i) is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406 and 9408 of the Code), or (ii) the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral. "Collateral State" means the state or states where the Collateral is located, which are Massachusetts and Kentucky.

"Committed Revolving Line" means a Credit Extension of up to $7,000,000 (inclusive of any amounts outstanding under the Letter of Credit Sublimit).

"Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

"Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

"Credit Extension" means each Advance or any other extension of credit by Bank to or for the benefit of Borrower hereunder.

"Current Assets" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

"Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within 1 year from the date of determination thereof unless such Indebtedness is renewable or extendible at the option of Borrower or any Subsidiary to a date more than 1 year from the date of determination.

"Sweep Account" has the meaning ascribed to it in Section 6.13.

"Eligible Inventory" means the value of the Inventory in Borrower's custody (or being held for Borrower by NewRoads BPOi, Inc. pursuant to the Warehouse Agreement) and in which Bank has a valid and perfected security interest that is stored at a secure location (and, for the purpose of clarity, the current NewRoads BPOi, Inc. facility in Hebron, Kentucky and substantially similar facilities shall be deemed to be "secure" for purposes hereof), in the United States of America, but excluding any slow-moving, damaged, obsolete, defective or scrap items, provided, however, that (a) if more than 30% of the value of Borrower's Inventory at any time is comprised of items constituting jewelry, sportswear, women's outerwear, "sports plus," and children's apparel (with all such terms including the types of items included in such categories on Borrower's website as of the date of this Agreement and

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 2
such other items as a reasonable person would consider to fall within such categories), the excess value of such items (i.e., above 30%) shall not be included in Eligible Inventory, (b) if the Inventory after the date of this Agreement contains items of a type or types other than the types of Inventory held by Borrower on the date of this Agreement or within the last 3 months, Borrower shall notify Bank of such new type(s) of Inventory and Bank may decide in its sole discretion whether such new type(s) of Inventory will be included in Eligible Inventory and (c) if any Inventory is consigned to Borrower by a third party, such Inventory shall not be Eligible Inventory. For purposes of valuing Inventory, the lower of Borrower's cost and the fair market value of such Inventory shall be deemed its "value."

"Environmental Laws" means all laws, rules, regulations, orders and the like issued by any federal state, local foreign or other governmental or quasi-governmental authority or any agency pertaining to the environment or to any hazardous materials or wastes, toxic substances, flammable, explosive or radioactive materials, asbestos or other similar materials.

"Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

"Event of Default" has the meaning assigned in Article 8.

"GAAP" means generally accepted accounting principles, consistently applied, as in effect from time to time.

"Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

"Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

"Intellectual Property Collateral" means all of Borrower's right, title, and interest in and to the following:

(a)      Copyrights, Trademarks and Patents;

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c) Any and all design rights owned or licensed by Borrower now or hereafter existing, created, acquired or held;

(d) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(e) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights, except to the extent any such property (i) is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406 and 9408 of the Code), or (ii) the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Intellectual Property Collateral;

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 3

(f) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents;

(g) All Internet domain names, including without limitation www.smartbargains.com, www.smartbargains.net and www.smartbargains.org; and

(h) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

"Inventory" means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing.

"Investment" means any beneficial ownership of (including stock, partnership or limited liability company interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

"Letter of Credit" means a commercial or standby letter of credit or similar undertaking issued by Bank at Borrower's request in accordance with Section 2.1(b)(iii).

"Letter of Credit Sublimit" means a sublimit under the Committed Revolving Line not to exceed $5,000,000 for Letters of Credit, provided however that Borrower may request an increase or a decrease in the Letter of Credit Sublimit at any time, and upon the approval of Bank thereof, in its sole discretion, the parties shall amend this Agreement to provide for such change to the Letter of Credit Sublimit using a form of amendment based on Exhibit F attached hereto.

"Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

"Loan Documents" means, collectively, this Agreement, any note or notes executed by Borrower, and any other document, instrument or agreement entered into between Borrower and Bank in connection with this Agreement, all as amended or extended from time to time.

"Material Adverse Effect" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

"Negotiable Collateral" means all of Borrower's present and future letters of credit of which it is a beneficiary, drafts, instruments (including promissory notes), securities, documents of title, and chattel paper, and Borrower's Books relating to any of the foregoing.

"Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding.

"Patents" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

"Periodic Payments" means all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Bank.

"Permitted Indebtedness" means:

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 4

(a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

(b) Indebtedness existing on the Closing Date and disclosed in Section 7.4 of the Schedule;

(c) Indebtedness for purchase money security interests not to exceed $1,000,000 in the aggregate in any fiscal year of Borrower secured by a lien described in clause (c) of the defined term "Permitted Liens," provided such Indebtedness does not at the time the financed equipment is acquired, exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;

(d) Subordinated Debt, upon terms and conditions satisfactory to Bank and, in any event, pursuant to a formal subordination agreement in form satisfactory to Bank;

(e) Indebtedness to trade creditors incurred in the ordinary course of business; and

(f) Extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

"Permitted Investment" means:

(a) Investments existing on the Closing Date disclosed in Section 5.10 of the Schedule;

(b) (i) Marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within 1 year from the date of acquisition thereof, (ii) commercial paper maturing no more than 1 year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor's Corporation or Moody's Investors Service, (iii) Bank's certificates of deposit maturing no more than 1 year from the date of investment therein, and (iv) Bank's money market accounts;

(c) Repurchases of stock from former employees or directors of Borrower under the terms of applicable repurchase agreements (i) in an aggregate amount not to exceed $250,000 in any fiscal year, provided that, if an Event of Default has occurred, is continuing or would exist after giving effect to the repurchases, no repurchases may be made in any amount, or (ii) in any amount where the consideration for the repurchase is the cancellation of indebtedness owed by such former employees to Borrower regardless of whether an Event of Default exists;

(d)      Investments accepted in connection with Permitted Transfers;

(e) Investments of Subsidiaries in or to other Subsidiaries or Borrower and Investments by Borrower in Subsidiaries not to exceed $100,000 in the aggregate in any fiscal year;

(f) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plan agreements approved by Borrower's Board of Directors;

(g) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower's business;

(h) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (h) shall not apply to Investments of Borrower in any Subsidiary;

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 5

(i) Joint ventures or strategic alliances in the ordinary course of Borrower's business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrower do not exceed $250,000 in the aggregate in any fiscal year- and

(j) Investments consisting of the funds in the Payroll Account, to the extent permitted in Section 6.6 and in the Existing Fleet Checking Account to the extent permitted and for such period of time as is permitted in Section 3.1(c).

"Permitted Liens" means the following:

(a) Any Liens existing on the Closing Date and disclosed in Section 5.3 of the Schedule (excluding Liens in favor of Gordon Brothers to be satisfied with the proceeds of the Advances on the date of this Agreement), provided however that the Fleet Bank Letters of Credits listed in Section 5.3 of the Schedule shall be replaced by Letters of Credit issued by Bank within 45 days after Closing and shall thereafter not constitute Permitted Liens, or arising under this Agreement or the other Loan Documents;

(b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and for which Borrower maintains adequate reserves, provided the same have no priority over any of Bank's security interests;

(c) Liens not to exceed $1,000,000 in the aggregate (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;

(d) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses
         (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase;

(e) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Sections 8.5 or 8.9;

(f) Liens in favor of other financial institutions arising in connection with Borrower's deposit accounts and investment property held at such institutions, provided that Bank has a perfected security interest in the amounts held in such deposit accounts and Borrower is permitted to maintain such accounts and investment property at such other financial institutions pursuant to the terms of this Agreement;

(g) Lien (the "Star Lien") in favor of Star Diamond Group, Inc. ("Star") arising from the consignment of Inventory goods by Star to Borrower from time to time in the ordinary course of Borrower's business consistent with past practice; and

(h) Other Liens not described above arising in the ordinary course of business and not having or not reasonably likely to have a Material Adverse Effect on Borrower and its Subsidiaries taken as a whole.

"Permitted Transfer" means the conveyance, sale, lease, transfer or disposition by Borrower or any Subsidiary of:

(a)      Inventory in the ordinary course of business;

(b) licenses, sublicenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business;

(c)      worn-out or obsolete Equipment; or

--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 6

(d) other assets of Borrower or its Subsidiaries which do not in the aggregate exceed $250,000 during any fiscal year.

"Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

"Prime Rate" means the variable rate of interest, per annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

"Responsible Officer" means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Controller of Borrower.

"Revolving Facility" means the facility under which Borrower may request Bank to issue Advances, as specified in Section 2.1(b) hereof.

"Revolving Maturity Date" means January 31, 2004.

"Schedule" means the schedule of exceptions attached hereto and approved by Bank, if any.

"SOS Reports" means the official reports from the Secretaries of State of each Collateral State, Chief Executive Office State and the Borrower State and other applicable federal, state or local government offices identifying all current security interests filed in the Collateral and Liens of record as of the date of such report.

"Subordinated Debt" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms reasonably acceptable to Bank (and identified as being such by Borrower and Bank).

"Subsidiary" means any corporation, partnership or limited liability company or joint venture in which (i) any general partnership interest or (ii) more than 50% of the stock, limited liability company interest or joint venture of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate.

"Trademarks" means any trademark and service mark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

"Trailing Three Fiscal Month Net Income (Loss)" means, for the 3 fiscal months of Borrower preceding the date that is specified in Section 6.7(b) as the end of the relevant period, Borrower's net income (loss) determined in accordance with GAAP.

"Transfer" has the meaning assigned to such term in Section 7.1.

"Unused Commitment" means at any particular time the difference between (a) the Committed Revolving Line less (b) the sum of (i) the aggregate amount of all Advances then outstanding, (ii) the Letter of Credit Sublimit and, (iii) if Bank has reduced the percentage of Eligible Inventory that constitutes the Borrowing Base pursuant to the definition of Borrowing Base, the Unqualifying Eligible Inventory Amount. The "Unqualifying Eligible Inventory Amount" shall mean the amount by which the reduction in the Borrowing Base has caused the amount of Advances that Borrower may request from Bank pursuant to Section 2.1(b) to be reduced. Without limiting the foregoing, Exhibit G is a worksheet for calculating the Unqualifying Eligible Inventory Amount and the Unused Commitment.


--------------------------------------------------------------------------------
GSDocs-1094367-1
Comerica Bank-California -
Loan and Security Agreement        Page 7

DEBTOR              SMARTBARGAINS, INC.

SECURED PARTY:      COMERICA BANK-CALIFORNIA

                                    EXHIBIT B

COLLATERAL DESCRIPTION ATTACHMENT
TO LOAN AND SECURITY AGREEMENT

All personal property of Borrower (herein referred to as "Borrower" or "Debtor") whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a) all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles, software and any and all Internet domain names, including without limitation www.smartbargains.com, www.smartbargains.net and www.smartbargains.org), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor's books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b) All of Debtor's present and future rights, title and interest in, to and under Debtor's securities account(s) maintained with Comerica Securities, Inc. and Monarch Fund, including without limitation account number(s) _____________ with Comerica Securities, Inc. and _____________ with Monarch Fund, and all Debtor's investment property contained therein, including without limitation all securities and securities entitlements, financial assets, instruments or other property contained in such securities account(s), and all other investment property, financial assets, instruments or other property at any time held or maintained in the securities account(s), together with all investment property, financial assets, instruments or other property at any time substituted therefor or for any part thereof, and all interest, dividends, increases, profits, new investment property, financial assets, instruments or other property and or other increments, distributions or rights of any kind received on account of any of the foregoing, and all other income received in connection therewith and all products or proceeds thereof (whether cash or non-cash proceeds);

(c) all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the forgoing, or any parts thereof or any underlying or component elements of any of the foregoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of such copyrights;

(d) all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademarks, service marks, trade names and service names and the goodwill;

(e) all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

(f) any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time, including revised Division 9 of the Uniform Commercial Code-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45),
         Section 35, operative July 1, 2001.

To the extent any of the foregoing is licensed by a third party to Debtor, the foregoing shall not be deemed collateral to the extent any such property (i) is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406 and 9408 of the Code), or (ii) the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the collateral.

                                    EXHIBIT C

LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., E.S.T.

TO:     [_______________]                                 DATE:  _______________

FAX #:  [_______________]                                 TIME:  _______________



FROM: SMARTBARGAINS, INC.
      --------------------------------------------------------------------------
CLIENT NAME (BORROWER)
REQUESTED BY:
             -------------------------------------------------------------------
AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:
                      ----------------------------------------------------------

PHONE NUMBER:
              ------------------------------------------------------------------

FROM ACCOUNT #                       TO ACCOUNT #
               ---------------------              ------------------------------

REQUESTED TRANSACTION TYPE                                 REQUEST DOLLAR AMOUNT
--------------------------                                 ---------------------
                                                           $ ___________________
PRINCIPAL INCREASE (ADVANCE)                               $ ___________________
PRINCIPAL PAYMENT (ONLY)                                   $ ___________________
INTEREST PAYMENT (ONLY)                                    $ ___________________
PRINCIPAL AND INTEREST (PAYMENT)                           $ ___________________

OTHER INSTRUCTIONS:
                    ------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for an Advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date, and no other Event of Default has occurred and is continuing through the date hereof.

BANK USE ONLY
TELEPHONE REQUEST:

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


-----------------------------------------          -----------------------------
Authorized Requester                               Phone #


-----------------------------------------          -----------------------------
Received By (Bank)                                 Phone #


-----------------------------------------
Authorized Signature (Bank)

                                    EXHIBIT D

BORROWING BASE CERTIFICATE

Borrower:  SMARTBARGAINS, INC.                 Lender:  COMERICA BANK-CALIFORNIA

Commitment Amount:  $7,000,000 (less Letter of Credit Sublimit of $5,000,000)

ELIGIBLE INVENTORY BEFORE ADJUSTMENT

         1.  Eligible Inventory before adjustment as of [DATE]*                            $___________

ADJUSTED ELIGIBLE INVENTORY

         2.  Value of Jewelry                                       $___________

         3.  Value of Sportswear                                    $___________

         4.  Value of Women's Outerwear                             $___________

         5.  Value of Sports Plus                                   $___________

         6.  Value of Children's Apparel                            $___________

         7.  TOTAL OF LIMITED INVENTORY ITEMS (add #2 through #6)   $___________

         8.  AMOUNT, IF ANY, BY WHICH LIMITED INVENTORY ITEMS
             EXCEED THRESHOLD (List amount by which #7 exceeds
             30% of #1)                                             $___________


         9.  Value of Inventory Items of Type(s) not Held in
             Inventory on the date of the Loan and Security
             Agreement or the 3 months prior thereto, the
             inclusion of which Bank has not agreed to              $___________

         10. Value of Inventory Items held by warehousemen,
             bailees or other third parties from whom Bank has
             not received an acknowledgment from the third party
             meeting the requirements of Section 7.10.              $___________

         11. Value of All Inventory Consigned                       $___________

         12. Sum of #8, #9, #10 and #11                             $___________

         13. ELIGIBLE INVENTORY (#1 minus #12)                                             $___________

         14. BORROWING BASE (55% of #13)**                                                 $____________

* PLEASE NOTE THAT ELIGIBLE INVENTORY DOES NOT INCLUDE ANY SLOW-MOVING, DAMAGED, OBSOLETE, DEFECTIVE OR SCRAP ITEMS. FURTHERMORE, FOR PURPOSES OF VALUING INVENTORY, THE LOWER OF BORROWER'S COST AND THE FAIR MARKET VALUE OF SUCH INVENTORY SHALL BE DEEMED ITS "VALUE."

** IF PERCENTAGE OF ELIGIBLE INVENTORY CONSTITUTING BORROWING BASE DECREASES, 55% SHOULD BE DECREASED TO NEW PERCENTAGE.

The undersigned represents and warrants that the foregoing is true, complete and correct in all material respects, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank-California.

SMARTBARGAINS, INC.


By:
    -----------------------------------
             Authorized Signer

                                    EXHIBIT E
                             COMPLIANCE CERTIFICATE

TO:      COMERICA BANK-CALIFORNIA

FROM:    SMARTBARGAINS, INC.

The undersigned authorized officer of SMARTBARGAINS, INC. hereby certifies that, in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof, except those which relate to a specific prior date. Attached herewith are the required documents supporting the above certification. The undersigned officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                                               REQUIRED                                  COMPLIES
------------------                                        ------------------------                      --------------
Board Approved Projections                                February 28 of each year                      Yes        No
Monthly financial statements and A/R & A/P Agings         Monthly within 30 days                        Yes        No
Annual (CPA Audited)                                      FYE within 120 days                           Yes        No
10-K and 10-Q                                             (as applicable)                               Yes        No
Borrowing Base Cert. and Inventory Agings                 Weekly                                        Yes        No
Inventory Audit                                           Bi-Annual                                     Yes        No

FINANCIAL COVENANT                                               REQUIRED                 ACTUAL           COMPLIES
------------------                                        ------------------------      ----------      --------------
Minimum Current Ratio                                     1.40:1.00                     _____:1.00      Yes        No
Trailing Fiscal Three Month Net Income (Loss)             $________                     $-________      Yes        No

RETURNS AS A PERCENTAGE OF SALES                          _________%
--------------------------------


COMMENTS REGARDING EXCEPTIONS:  See Attached.

                                                    BANK USE ONLY

                                                    Received by:
                                                                 ----------------------------------
Sincerely,                                          AUTHORIZED SIGNER

                                                    Date:
                                                          -----------------------------------------
                                                    Verified:
-----------------------------------------                     -------------------------------------
SIGNATURE                                           AUTHORIZED SIGNER

                                                    Date:
-----------------------------------------                 -----------------------------------------
TITLE
                                                    Compliance Status               Yes        No
-----------------------------------------
DATE

                                    EXHIBIT F
              FORM OF AMENDMENT TO CHANGE LETTER OF CREDIT SUBLIMIT

                 AMENDMENT # ____ TO LOAN AND SECURITY AGREEMENT

         This Amendment to Loan and Security Agreement (the "Loan Agreement") dated December 20, 2002 between SmartBargains, Inc. ("Borrower") and Comerica Bank-California ("Bank") is made as of _________ __, 200_.

         WHEREAS, pursuant to the definition of the "Letter of Credit Sublimit" in the Loan Agreement, the parties contemplated that, upon the request of Borrower and the approval of Bank thereof, the Letter of Credit Sublimit might be increased or decreased; and

         WHEREAS, Borrower is hereby submitting a request to Bank to [increase/decrease] the Letter of Credit Sublimit to [$insert new figure]; and

         WHEREAS, by signing below, Bank is hereby approving of such change in the Loan Agreement to the Letter of Credit Sublimit.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. Borrower hereby represents and warrants to Bank that, to Borrower's knowledge, no circumstances exist that constitute an Event of Default under the Loan Agreement or that would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

         2. The Loan Agreement is hereby amended to [increase/decrease] the Letter of Credit Subimit to [$insert new figure]. Borrower hereby acknowledges that Bank's agreement to so amend the Letter of Credit Sublimit is in reliance upon Borrower's representation and warranty contained in paragraph 1 hereof.

         3. In all other respects, the Loan Agreement, as amended through the date hereof, shall remain as is and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to the Loan Agreement to be executed by their duly authorized representatives as of the date first above written.

                                         SMARTBARGAINS, INC.


                                         By:
                                             -----------------------------------
                                         Title:
                                                --------------------------------


                                         COMERICA BANK-CALIFORNIA


                                         By:
                                             -----------------------------------
                                         Title:
                                                --------------------------------

                                    EXHIBIT G

                 WORKSHEET FOR CALCULATING UNUSED COMMITMENT AND
                     UNQUALIFYING ELIGIBLE INVENTORY AMOUNT

1.   Committed Revolving Line                                                           $    7,000,000
2.   Letter of Credit Sublimit                                                          $
3.   Subtract line 2 from line 1                                                        $
4.   Outstanding Advances                                                               $
5.   Eligible Inventory (Adjusted as reflected in the Borrowing Base Certificate)       $
6    Multiply line 5 times 55%                                                          $
7.   Reduced Borrowing Base (Multiply line 5 times the reduced percentage of Eligible   $
     Inventory as set by Bank pursuant to the definition of "Borrowing Base")
8.   Unqualifying Eligible Inventory Amount (Subtract line 7 from the lesser of line    $
     3 or line 6)
9.   Unused Commitment (Subtract the sum of lines 4 and 8 from line 3)                  $

                         AGREEMENT TO PROVIDE INSURANCE

TO: COMERICA BANK-CALIFORNIA                     Date:  _______________
    c/o Hibernia Mitchel Insurance Services
    Post Office Box 8061
    Walnut Creek, CA 94596-8061                  Borrower:  SMARTBARGAINS, INC.

    In consideration of a loan in the amount of 7,000,000, secured by all tangible personal property including inventory and equipment.

    Borrower agrees to obtain adequate insurance coverage to remain in force during the term of the loan.

    Borrower also agrees to advise the below named agent to add Comerica Bank-California as lender's loss payable on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

    Borrower understands that the policy must contain:

    1.       Fire and extended coverage in an amount sufficient to cover:

             (a)      The amount of the loan, OR

             (b)      All existing encumbrances, whichever is greater.

    2. Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Comerica Bank-California, or any other form acceptable to Bank.

INSURANCE INFORMATION

  Insurance Co./Agent                             Telephone No.:

  Agent's Address:

                 Signature of Obligor:
                                       ----------------------------------------

                 Title:
                        -------------------------------------------------------

        FOR BANK USE ONLY

        INSURANCE VERIFICATION: Date:
                                      ---------------------------------
        Person Spoken to:
                          ---------------------------------------------

        Policy Number:
                       ------------------------------------------------

        Effective From:                     To:
                        ------------------      -----------------------
        Verified by:
                     --------------------------------------------------

COMERICA BANK-CALIFORNIA
CALIFORNIA'S BUSINESS BANKS      AUTOMATIC DEBIT AUTHORIZATION
MEMBER FDIC

To:  COMERICA BANK-CALIFORNIA

Re:  LOAN # ___________________________________

You are hereby authorized and instructed to charge account No. 1892029545 in the name of SMARTBARGAINS, INC.

for principal, interest and other payments due on above referenced loan as set forth below and credit the loan referenced above.

                  ____ Debit each interest payment as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.

                  ____ Debit each principal payment as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.

                  ____ Debit each payment for Bank Expenses as it becomes due according to the terms of the Loan and Security Agreement and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.


 Borrower Signature                              Date

----------------------------------------         -------------------------------

----------------------------------------         -------------------------------

----------------------------------------         -------------------------------

                                          COMERICA BANK-CALIFORNIA/BOSTON OFFICE
Phone: (800) 413-4624                     CLIENT AUTHORIZATION
Fax    (617) 956-0557

GENERAL AUTHORIZATION
I hereby authorize Comerica Bank-California to use my company name and logo in its marketing and advertising campaigns which is intended for Comerica Bank-California's customers, prospects and shareholders.

Comerica Bank-California will forward any advertising or article or press release relating to SmartBargains, Inc. for prior review and approval in client's reasonable discretion.


--------------------------------------------------------
Signature

--------------------------------------------------------
Printed Name                        Title


SmartBargains, Inc.
--------------------------------------------------------
Company


10 Milk Street
--------------------------------------------------------
Mailing Address


Boston, MA 02108
--------------------------------------------------------
City, State, Zip Code


--------------------------------------------------------
Phone Number


--------------------------------------------------------
Fax Number


--------------------------------------------------------
E-Mail


--------------------------------------------------------
Date

                                         January 31, 2003


SmartBargains, Inc.
10 Milk Street, 10th Floor
Boston, Massachusetts 02108
Attention: Steven Joseph, CFO

         Re:      Consent and Amendment to Loan and Security Agreement

Dear Mr. Joseph:

         Reference is hereby made to a certain Loan and Security Agreement (the "Loan Agreement") dated as of December 20, 2002 between SmartBargains, Inc. (the "Borrower") and Comerica Bank-California (the "Bank"). Capitalized terms used herein and not otherwise defined shall have the meanings as set forth in the Loan Agreement.

         Subject to obtaining the Bank's consent herein, the Borrower has informed the Bank that it has formed a wholly-owned subsidiary that will serve solely as a so-called "Massachusetts security corporation" (the "Securities Subsidiary") and that it intends to transfer to the Securities Subsidiary all Securities (as defined below) owned by the Borrower for the Securities Subsidiary to own such Securities, to sell such Securities from time to time and from time to time to make Permitted Investments therewith and with the proceeds therefrom. The Borrower hereby acknowledges that the Securities constitute Collateral under the Loan Agreement and that the Bank therefore has a security interest therein pursuant to the terms of the Loan Agreement. The Borrower further acknowledges that the Borrower is not permitted under the terms of the Loan Agreement to make the transfer of the Securities to the Securities Subsidiary (the "Transfer"). Accordingly, the Borrower has requested that the Bank consent to the Transfer.

         For the purposes of this letter, "Securities" means $8 million in cash deposits.

         In accordance with the request made by the Borrower, the Bank hereby consents to the Transfer and the Bank agrees that the Borrower's ownership of the Securities Subsidiary shall be a Permitted Investment, all subject, however, to the following:

         1. The Bank shall have received, in form and substance satisfactory to the Bank in its sole discretion, the following: (a) a subsidiary guaranty from the Securities Subsidiary, (b) a securities control agreement with the Securities Subsidiary and each entity that holds or otherwise has possession of any of the Securities or the proceeds therefrom, (c) a security agreement between the Bank and the Securities Subsidiary which shall provide, among other things, that the Bank shall have a first priority security interest in all of the assets of the Securities Subsidiary and that the Securities Subsidiary will comply with all obligations of the Borrower contained in Sections 4.3, 6.1, 6.4, 6.6, 6.10, 6.11, 6.12, 7.1, 7.2, 7.3, 7.4, 7.5, 7.6

                  (except that the Securities Subsidiary may make distributions to the Borrower), 7.7, 7.8 (except for transactions between the Borrower and the Securities Subsidiary), 7.9 and 7.11 of the Loan Agreement as if the Securities Subsidiary were the Borrower, (d) financing statements to reflect the Bank's first priority, all-asset security interest in the Securities Subsidiary, (e) a certificate from the Clerk of the Securities Subsidiary with respect to charter documents, incumbency and resolutions authorizing the execution and delivery of the Consent Documents and (f) good standing certificates from the Massachusetts Secretary of State dated within the last 30 days for the Borrower and the Securities Subsidiary. The foregoing agreements listed in clauses (a), (b) and (c) above shall be referred to herein, together with this letter agreement, as the "Consent Documents."

         2. Except as expressly set forth herein or in the Consent Documents, the consent by the Bank to the Transfer in accordance with the terms hereof shall in no way constitute a modification or waiver of (i) any of the Bank's rights under the Loan Agreement or any of the other Loan Documents, or (ii) any Events of Default now or hereafter existing, nor shall the same constitute a consent or waiver by the Bank to any similar or different requests by the Borrower after the date hereof.

         Accordingly, this consent shall not be effective unless all of the foregoing conditions and requirements have been satisfied, all by no later than 5:00 p.m. (Boston time) on January 31, 2003.

         Borrower hereby agrees that it will provide to Bank, no later than February 7, 2003, current SOS Reports indicating that, except for Permitted Liens, there are no other security interests or Liens of record in the Securities or the Collateral against either the Borrower or the Securities Subsidiary.

         The Borrower hereby represents and warrants to the Bank that all of the representations and warranties stated in the Loan Agreement are true, correct and complete in all material respects as of the date hereof, provided however that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date, and no other Event of Default has occurred and is continuing through the date hereof. The Borrower acknowledges that the Bank has relied on the foregoing representation and warranty as a material inducement to the Bank to enter into this letter agreement.

         In addition, the parties hereto hereby agree that the Loan Agreement shall be and hereby is amended as follows:

         4. In the following definitions in Exhibit A to the Loan Agreement, the phrase "or any Subsidiary" shall be added after each instance where the word "Borrower" appears therein:
                  "Accounts," "Borrower's Books," "Change in Control, "Loan Documents," "Obligations" and "Subordinated Debt." Without limitation of the foregoing, the parties hereby agree that the Consent Documents shall be deemed to be Loan Documents for all purposes.

         5. The definition of "Permitted Transfers" in Exhibit A to the Loan Agreement is hereby amended to add a clause (e) which shall be as follows: "or (e) securities and such other assets as a "security corporation" under the meaning of Massachusetts General Laws Chapter 63, Section 38B may hold to SmartBargains Security Corporation by Borrower (provided that at such time Bank has a valid, perfected, first-priority Lien covering all assets of SmartBargains Security Corporation) and to Borrower from SmartBargains Security Corporation."

         6. The definition of "Permitted Liens" in Exhibit A to the Loan Agreement is hereby amended to replace "45" with "90" in clause (a) thereof and by adding a clause (i) which shall be as follows: "and (i) Liens in favor of Bank.".

         7. The definition of "Permitted Investments" in Exhibit A to the Loan Agreement is hereby amended by adding a clause (k) which shall be as follows: "and (k) Investments consisting of cash maintained in depository, operating or investment accounts with Bank in accordance with Section 6.6 hereof.".

         8. In Section 6.2(a) and Section 6.2(b) of the Loan Agreement, the phrase "and consolidating" shall be added after the word "consolidated" in each place where such word appears.

         9. All references to "Borrower" in Section 8 (other than Section 8.4) of the Loan Agreement shall be replaced with "Borrower or any Subsidiary" and all references to "Borrower's" shall be replaced with "Borrower's or any Subsidiary's".

         10. Section 8.4 of the Loan Agreement is hereby amended by replacing the existing Section 8.4 with the following:

                  "Material Adverse Change. If there occurs a material adverse change in Borrower's business or financial condition (for such purposes treating SmartBargains Security Corporation as part of Borrower), or if there is a material impairment of the prospect of repayment of any portion of the Obligations or a material impairment of the value or priority of Bank's security interests in the Collateral under this Agreement or in the Collateral under the Third Party Security Agreement with SmartBargains Security Corporation dated January 31, 2003, taken together;"

         11. Section 8.10 of the Loan Agreement is hereby replaced with the following:

                  "Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein, in any other Loan Document, or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document."

         Except as is expressly set forth above, the Loan Agreement shall otherwise be unchanged and in full force and effect.

         Without limitation of Section 2.5(d) of the Loan Agreement, the Borrower hereby agrees that it shall pay all Bank Expenses incurred in connection herewith and in connection with the other Consent Documents and other documents referred to in paragraph 1 hereof promptly after receipt of an invoice therefor.

                [remainder of this page intentionally left blank]

         If the foregoing correctly sets forth our understanding, please indicate your assent below.

                                             Very truly yours,

                                             COMERICA BANK-CALIFORNIA

                                             By: /s/ C. Brooks Hoffman
                                                --------------------------------
                                             Print Name: C. Brooks Hoffman
                                             Title:      Vice President

AGREED:

SMARTBARGAINS, INC.

By: /s/ Donato A. DeNovellis
   --------------------------------
Print Name: Donato A. DeNovellis
Title:      EVP and CFO

SMARTBARGAINS SECURITY CORPORATION

By: /s/ Donato A. DeNovellis
   --------------------------------
Print Name: Donato A. DeNovellis
Title:      Treasurer

                                           June 1, 2003


SmartBargains, Inc.
10 Milk Street, 10th Floor
Boston, Massachusetts 02108
Attention: Steven Joseph, CFO

         Re:      Consent and Amendment to Loan and Security Agreement

Dear Mr. Joseph:

         Reference is hereby made to a certain Loan and Security Agreement dated as of December 20, 2002 between SmartBargains, Inc. (the "Borrower") and Comerica Bank-California (the "Bank"), as amended by that certain Amendment dated as of January 31, 2003 (collectively, and as further amended from time to time and in effect, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings as set forth in the Loan Agreement.

         Subject to obtaining the Bank's consent herein, the Borrower has informed the Bank that it has formed a wholly owned subsidiary named SmartBargains.com, LP (the "Limited Partnership Subsidiary") and that it intends to transfer to the Limited Partnership Subsidiary all of the Borrower's Internet retail sales operations (the "Assets"), effective as of June 1, 2003. The Borrower hereby acknowledges that the Assets constitute Collateral under the Loan Agreement and that the Bank therefore has a security interest therein pursuant to the terms of the Loan Agreement. The Borrower further acknowledges that the Borrower is not permitted under the terms of the Loan Agreement to make the transfer of the Assets to the Limited Partnership Subsidiary (the "Transfer"). Accordingly, the Borrower has requested that the Bank consent to the Transfer.

         In accordance with the request made by the Borrower, the Bank hereby consents to the Transfer and the Bank agrees that the Borrower's ownership of the Limited Partnership Subsidiary shall be a Permitted Investment, all subject, however, to the following:

         1. The Bank shall have received, in form and substance satisfactory to the Bank in its sole discretion, the following: (a) a subsidiary guaranty from the Limited Partnership Subsidiary, (b) a security agreement between the Bank and the Limited Partnership Subsidiary which shall provide, among other things, that the Bank shall have a first priority security interest in all of the assets of the Limited Partnership Subsidiary and that the Limited Partnership Subsidiary will comply with all obligations of the Borrower contained in Sections 4.3, 6.1, 6.3, 6.4, 6.6, 6.8, 6.10,
                  6.11, 6.12, 7.1, 7.2, 7.3, 7.4, 7.5, 7.6 (except that the
                  Limited

                  Partnership Subsidiary may make distributions to the Borrower), 7.7, 7.8 (except for transactions between the Borrower and the Limited Partnership Subsidiary), 7.9, 7.10 and 7.11 of the Loan Agreement as if the Limited Partnership Subsidiary were the Borrower, (c) an intellectual property security agreement between the Bank and the Limited Partnership Subsidiary, (d) financing statements to reflect the Bank's first priority, all-asset security interest in the Limited Partnership Subsidiary, (e) a certificate from the Limited Partnership Subsidiary dated the date hereof and signed by a duly authorized representative thereof with respect to all organizational documents relating to the formation of the Limited Partnership Subsidiary (all of which shall be, in form and substance, reasonably satisfactory to the Bank), incumbency and resolutions authorizing the execution and delivery of the Consent Documents and (f) a good standing certificate from the Secretary of State of the State of Delaware, dated within the last 30 days, for the Borrower and the Limited Partnership Subsidiary, respectively. The foregoing agreements listed in clauses (a), (b) and (c) above shall be referred to herein, together with this letter agreement, as the "Consent Documents."

         2. Except as expressly set forth herein or in the Consent Documents, the consent by the Bank to the Transfer in accordance with the terms hereof shall in no way constitute a modification or waiver of (i) any of the Bank's rights under the Loan Agreement or any of the other Loan Documents, or (ii) any Events of Default now or hereafter existing, nor shall the same constitute a consent or waiver by the Bank to any similar or different requests by the Borrower after the date hereof.

         Accordingly, this consent shall not be effective unless all of the foregoing conditions and requirements have been satisfied, all by no later than 5:00 p.m. (Boston time) on May 31, 2003.

         Borrower hereby agrees that it will provide to Bank, no later than May 28, 2003, current SOS Reports indicating that, except for Permitted Liens, there are no other security interests or Liens of record in the Assets or the Collateral against either the Borrower or the Limited Partnership Subsidiary.

         The Borrower hereby represents and warrants to the Bank that all of the representations and warranties stated in the Loan Agreement are true, correct and complete in all material respects as of the date hereof, provided however that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date, and no other Event of Default has occurred and is continuing through the date hereof. The Borrower and the Limited Partnership Subsidiary each represents and warrants to the Bank that each of the Consent Documents to which it is a party and any other documents delivered by the Borrower or the Limited Partnership Subsidiary, respectively, in connection with the transaction contemplated hereby constitutes the legal, valid and binding obligations of the respective party, enforceable against the Borrower or the Limited Partnership Subsidiary, as the case may be, in accordance with their respective terms. The Borrower acknowledges that the Bank has relied on the foregoing representations and warranties as a material inducement to the Bank to enter into this letter agreement.

         In addition, the parties hereto hereby agree that the Loan Agreement shall be and hereby is amended as follows:

         3. In the following definitions in Exhibit A to the Loan Agreement, the phrase "or any Subsidiary" shall be added after each instance where the word "Borrower" appears therein:
                  "Accounts," "Borrower's Books," "Change in Control, "Eligible Inventory," "Equipment," "Intellectual Property Collateral," "Inventory," "Loan Documents," "Obligations," "Subordinated Debt" and "Trademarks." Without limitation of the foregoing, the parties hereby agree that the Consent Documents shall be deemed to be Loan Documents for all purposes.

         4. The definition of "Permitted Transfers" in Exhibit A to the Loan Agreement is hereby amended to add a clause (f) which shall be as follows: "or (f) any assets of the Borrower by the Borrower to SmartBargains.com, LP (provided that at such time Bank has a valid, perfected, first-priority Lien, other than a Permitted Lien, covering all assets of SmartBargains.com, LP) and to Borrower from SmartBargains.com, LP."

         5. The definition of "Permitted Investments" in Exhibit A to the Loan Agreement is hereby amended by adding the following clause at the end of subsection (e): ", other than any Investments by Borrower in or to SmartBargains.com, LP or from SmartBargains.com, LP to the Borrower".

         6. Section 8.4 of the Loan Agreement is hereby amended by replacing the existing Section 8.4 with the following:

                  "Material Adverse Change. If there occurs a material adverse change in Borrower's business or financial condition (for such purposes treating SmartBargains Security Corporation or any other Subsidiary, including, without limitation, SmartBargains.com, LP, as part of Borrower), or if there is a material impairment of the prospect of repayment of any portion of the Obligations or a material impairment of the value or priority of Bank's security interests in the Collateral under this Agreement or in the Collateral under either of the Third Party Security Agreements with SmartBargains Security Corporation and SmartBargains.com, LP, respectively, dated January 31, 2003 and June 1, 2003, respectively, taken together;"

         Except as is expressly set forth above, the Loan Agreement shall otherwise be unchanged and in full force and effect.

         Without limitation of Section 2.5(d) of the Loan Agreement, the Borrower hereby agrees that it shall pay all Bank Expenses incurred in connection herewith and in connection with the other Consent Documents and other documents referred to in paragraph 1 hereof promptly after receipt of an invoice therefor.

                [remainder of this page intentionally left blank]

         If the foregoing correctly sets forth our understanding, please indicate your assent below.

                                             Very truly yours,

                                             COMERICA BANK-CALIFORNIA

                                             By: /s/ C. Brooks Hoffman
                                                --------------------------------
                                             Print Name: C. Brooks Hoffman
                                             Title: Vice President

AGREED:

SMARTBARGAINS, INC.

By: /s/ Stephen M. Joseph
   --------------------------------
Print Name: Stephen M. Joseph
Title: Chief Financial Officer

SMARTBARGAINS.COM, LP

By: SB.COM, INC.
     Its General Partner

         By: /s/ Stephen M. Joseph
             ------------------------------
         Print Name: Stephen M. Joseph
         Title: Treasurer

                               SMARTBARGAINS, INC.
                           10 Milk Street, 10th Floor
                                Boston, MA 02108


                           Dated as of: June 26, 2003


Comerica Bank - California
100 Federal Street, 28th Floor
Boston, Massachusetts 02110

         Re:      Amendment to Loan and Security Agreement

Ladies and Gentlemen:

         We refer to the Loan and Security Agreement between SmartBargains, Inc. (the "Borrower") and Comerica Bank-California ("Comerica") dated as of December 20, 2002, as amended (the "Agreement").

         Terms used in this letter of agreement (this "Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

         We have requested you to make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.

         Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:

                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

         Effective as of May 3, 2003 (the "Effective Date"), and subject to the fulfillment of the conditions precedent contained in Article II of this Amendment, the Agreement is amended as follows:

         (a) The term "Loan Documents" shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include this Amendment, dated as of the date hereof, between the Borrower and Comerica.

         (b) Section 6.7(a) of the Agreement is amended to read in its entirety as follows:

         "(a) Current Assets to Liabilities. A ratio of Current Assets to Current Liabilities at all times of at least 1.2 to 1.00."

         (c) Section 6.7(b) of the Agreement is amended to read in its entirety as follows:

         "(b) Trailing Net Income (Loss). Trailing Fiscal Three Month Net Income
(Loss) of not more than, in the case of a net loss, or not less than, in the case of net income, the amount set forth below opposite each such testing date:

                         Trailing Net Income
Date                           (Loss)
-----------------       --------------------
May 3, 2003             $         (1,965,000)
May 31, 2003            $         (1,862,000)
July 5, 2003            $         (2,131,000)
August 2, 2003          $         (1,684,000)
August 30, 2003         $         (1,574,000)
October 4, 2003         $           (735,000)
November 1, 2003        $           (393,000)
November 29, 2003       $          1,106,000
January 3, 2004         $          2,503,000
January 31, 2004        $          3,266,000

The parties hereto agree and acknowledge that the testing dates and amounts for the Trailing Net Income (Loss) covenant for the period commencing February 1, 2004 through the Revolving Credit Maturity Date shall be determined by Comerica, in its sole discretion, with reference to the annual projections of the Borrower for the fiscal year 2005 approved by Borrower's Board of Directors."

         (d) The definition of "Borrowing Base" is hereby amended to read in its entirety as follows:

                  "Borrowing Base" means an amount equal to 53% of the Eligible Inventory, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower, provided, however that (a) any Inventory that is held by a warehouseman, bailee or other third party from whom Bank has not received a satisfactory acknowledgment that such warehouseman, bailee or third party is holding or will hold possession of the Inventory for Bank's benefit shall not be included in the Borrowing Base, and (b), if a third party appraisal of the Inventory causes Bank reasonably to be concerned that the Eligible Inventory will not serve as adequate security for the maximum amount of Advances that may be requested under Section 2.1(b)(i) at that percentage of Eligible Inventory, Bank may reduce such percentage by notice to Borrower to the extent Bank deems reasonably necessary so that Eligible Inventory will serve as adequate security for the maximum amount of Advances, provided however that, if Bank reduces the Borrowing Base and such reduction causes Borrower to be obligated to repay amounts loaned, Borrower shall have 30 days to repay such amounts to Bank provided that no other Event of Default has occurred and is then continuing.

         (e) The definition of "Eligible Inventory" is hereby amended to read in its entirety as follows:

                   "Eligible Inventory" means the value of the Inventory in Borrower's custody (or being held for Borrower by NewRoads BPOi, Inc. pursuant to the Warehouse Agreement) and in which Bank has a valid and perfected security interest that is stored at a secure location (and, for the purpose of clarity, the current NewRoads BPOi, Inc. facility in Hebron, Kentucky and substantially similar facilities shall be deemed to be "secure" for purposes hereof), in the United States of America, but excluding any slow-moving, damaged, obsolete, defective or scrap items, provided, however, that (a) if more than 30% of the value of Borrower's Inventory at any time is comprised of items constituting jewelry, sportswear, women's outerwear, "sports plus," and children's apparel (with all such terms including the types of items included in such categories on Borrower's website as of the date of this Agreement and such other items as a reasonable person would consider to fall within such categories), the excess value of such items (i.e., above 30%) shall not be included in Eligible Inventory, (b) if the Inventory after the date of this Agreement contains items of a type or types other than the types of Inventory held by Borrower on the date of this Agreement or within the last 3 months, Borrower shall notify Bank of such new type(s) of Inventory and Bank may decide in its sole discretion whether such new type(s) of Inventory will be included in Eligible Inventory,
(c) if any Inventory is consigned to Borrower by a third party, such Inventory shall not be Eligible Inventory and (d) if any Inventory is held by Borrower for more than 120 days, such Inventory shall not be Eligible Inventory. For purposes of valuing Inventory, the lower of Borrower's cost and the fair market value of such Inventory shall be deemed its "value."

         (f) The definition of "Revolving Maturity Date" contained in Exhibit A to the Agreement is hereby amended to read in its entirety as follows:

                  "Revolving Credit Maturity Date" means May 31, 2004.

         (g) Exhibit D to the Agreement is hereby amended in its entirety to read as set forth in Annex A to this Amendment.

         (h) Exhibit E to the Agreement is hereby amended in its entirety to read as set forth in Annex B to this Amendment.

                                   ARTICLE II

                        CONDITIONS PRECEDENT TO AMENDMENT

         Comerica's agreement to amend the Agreement as of the Effective Date is subject to the fulfillment to the satisfaction of Comerica on the date hereof of the following conditions precedent:

         (a) The representations contained in Section 5 of the Agreement shall be true and correct as of the date hereof as though made on and as of the date hereof except with respect to representations that specifically relate to a prior date;

         (b) No default or Event of Default under any of the Loan Documents shall have occurred and be continuing;

         (c) The Borrower and Comerica shall each have duly executed and delivered this Amendment;

         (d) SmartBargains.com, LP and SmartBargains Security Corporation shall each have consented to this Amendment; and

         (e) Comerica shall have received an amendment fee in the amount of $37,500.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to you as follows:

         (a) Representations in Agreement. Each of the representations and warranties made by the Borrower to Comerica in the Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date of this Amendment and in this Amendment.

         (b) No Defaults or Events of Default. No default or Event of Default exists on the date of this Amendment (after giving effect to all of the arrangements and transactions contemplated by this Amendment).

         (c) No Conflicts. The execution and delivery and performance by the Borrower of this Amendment will not (i) conflict with or constitute a breach or contravention of any provision of law, statute, rule or regulation to which Borrower is subject, except to the extent such conflict, breach or contravention would not reasonably be expected to cause a Material Adverse Effect, (ii) conflict with or result in any breach or contravention of any judgment, order, writ, injunction, license or permit applicable to Borrower, or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property of or assets of the Borrower, other than in favor of Comerica; and

         (d) Binding Effect of Documents. This Amendment has been duly executed and delivered to Comerica by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

                                   ARTICLE IV

                                  MISCELLANEOUS

         This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents shall remain unmodified, and the Agreement and each of the Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment and return such counterpart to the undersigned, whereupon this Amendment, as so accepted by you, shall become a binding agreement between you and the undersigned.

                                        Very truly yours,

                                        SMARTBARGAINS, INC.



                                        By:  /s/ Stephen M. Joseph
                                            ------------------------------------
                                            Title: CFO

         The foregoing Amendment is hereby accepted by the undersigned as of June 26, 2003.

COMERICA BANK - CALIFORNIA


By:  /s/ C. Brooks Hoffman
    --------------------------------
    Title: Vice President

               CONSENT TO AMENDMENT TO LOAN AND SECURITY AGREEMENT

         The undersigned have each previously executed an Unconditional Guaranty and a Third Party Security Agreement with respect to the Obligations under the Loan Agreement. By consenting below, each of the undersigned hereby absolutely and unconditionally (i) reaffirms its respective unconditional guaranty and its respective security agreement, and (ii) acknowledges and agrees to the terms and conditions of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Consent under seal as of June 26, 2003.

SMARTBARGAINS SECURITY CORPORATION


By:  /s/ Stephen M. Joseph
    --------------------------------
    Title: Treasurer

SMARTBARGAINS.COM, LP


By:  /s/ Stephen M. Joseph
    --------------------------------
    Title: Treasurer

                                     Annex A

EXHIBIT D

BORROWING BASE CERTIFICATE


-----------------------------------------------------------------------------------------------------------------------------
Borrower:  SMARTBARGAINS, INC.                                                  Lender:  COMERICA BANK-CALIFORNIA

Commitment Amount:  $7,000,000 (less Letter of Credit Sublimit of $5,000,000)
-----------------------------------------------------------------------------------------------------------------------------

ELIGIBLE INVENTORY BEFORE ADJUSTMENT
         1.       Eligible Inventory before adjustment as of [DATE]*                                                $
                                                                                                                     -----------

ADJUSTED ELIGIBLE INVENTORY
         2.       Value of Jewelry                                                              $
                                                                                                 -----------
         3.       Value of Sportswear                                                           $
                                                                                                 -----------
         4.       Value of Women's Outerwear                                                    $
                                                                                                 -----------
         5.       Value of Sports Plus                                                          $
                                                                                                 -----------
         6.       Value of Children's Apparel                                                   $
                                                                                                 -----------
         7.       TOTAL OF LIMITED INVENTORY ITEMS (add #2 through #6)                          $
                                                                                                 -----------
         8.       AMOUNT, IF ANY, BY WHICH LIMITED INVENTORY ITEMS EXCEED THRESHOLD (List
                  amount by which #7 exceeds 30% of #1)                                         $
                                                                                                 -----------
         9.       Value of Inventory Items of Type(s) not Held in Inventory on the date of the Loan and Security Agreement or the 3 months prior thereto, the
                  inclusion of which Bank has not agreed to                                     $
                                                                                                 -----------
         10.      Value of Inventory Items held by warehousemen, bailees or
                  other third parties from whom Bank has not received an
                  acknowledgment from the third party meeting the requirements
                  of Section 7.10.                                                              $
                                                                                                 -----------
         11.      Value of All Inventory Consigned                                              $
                                                                                                 -----------
         12.      Value of All Inventory held for more than 120 days                            $
                                                                                                 -----------
         13.      Sum of #8, #9, #10, #11 and #12                                               $
                                                                                                 -----------
         14.      ELIGIBLE INVENTORY (#1 minus #13)                                                                 $
                                                                                                                     -----------
         15.      BORROWING BASE (53% of #14)**                                                                     $
                                                                                                                     -----------


* PLEASE NOTE THAT ELIGIBLE INVENTORY DOES NOT INCLUDE ANY SLOW-MOVING, DAMAGED, OBSOLETE, DEFECTIVE OR SCRAP ITEMS. FURTHERMORE, FOR PURPOSES OF VALUING INVENTORY, THE LOWER OF BORROWER'S COST AND THE FAIR MARKET VALUE OF SUCH INVENTORY SHALL BE DEEMED ITS "VALUE."

** IF PERCENTAGE OF ELIGIBLE INVENTORY CONSTITUTING BORROWING BASE DECREASES, 53% SHOULD BE DECREASED TO NEW PERCENTAGE.

The undersigned represents and warrants that the foregoing is true, complete and correct in all material respects, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank-California.

SMARTBARGAINS, INC.


By:
    --------------------------------
           Authorized Signer

                                     ANNEX B

EXHIBIT E
COMPLIANCE CERTIFICATE

TO:               COMERICA BANK-CALIFORNIA

FROM:             SMARTBARGAINS, INC.

The undersigned authorized officer of SMARTBARGAINS, INC. hereby certifies that, in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof, except those which relate to a specific prior date. Attached herewith are the required documents supporting the above certification. The undersigned officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                                        REQUIRED                                      COMPLIES
------------------                                        --------                                      --------
Board Approved Projections                                February 28 of each year                      Yes        No
Monthly financial statements and A/R & A/P Agings         Monthly within 30 days                        Yes        No
Annual (CPA Audited)                                      FYE within 120 days                           Yes        No
10-K and 10-Q                                             (as applicable)                               Yes        No
Borrowing Base Cert. and Inventory Agings                 Weekly                                        Yes        No
Inventory Audit                                           Bi-Annual                                     Yes        No

FINANCIAL COVENANT                                        REQUIRED                 ACTUAL               COMPLIES
------------------                                        --------                 ------               --------
Minimum Current Ratio                                     1.2:1.00                      :1.00           Yes        No
                                                                                   -----
Trailing Fiscal Three Month Net Income (Loss)             $                        $                    Yes        No
                                                           --------                 --------

RETURNS AS A PERCENTAGE OF SALES                                   %
--------------------------------                          ---------


COMMENTS REGARDING EXCEPTIONS:  See Attached.
                                                          BANK USE ONLY

                                                          Received by:
                                                                       -------------------------------------------------
Sincerely,                                                AUTHORIZED SIGNER

                                                          Date:
                                                                --------------------------------------------------------
                                                          Verified:
---------------------------------------------             AUTHORIZED SIGNER
SIGNATURE

                                                          Date:
---------------------------------------------                   --------------------------------------------------------
TITLE

                                                          Compliance Status                              Yes        No
---------------------------------------------
DATE

                               SMARTBARGAINS, INC.
                           10 Milk Street, 10th Floor
                                Boston, MA 02108


                                        Dated as of March 12, 2004


Comerica Bank
100 Federal Street, 28th Floor
Boston, MA 02110

         Re:    Forbearance, Waiver and Amendment to Loan and Security Agreement

Ladies and Gentlemen:

      Reference is hereby made to the Loan and Security Agreement between SmartBargains, Inc. (the "Borrowers") and Comerica Bank ("Comerica") dated as of December 20, 2002, as amended by letter agreements dated January 31, 2003 and June 26, 2003 respectively (the "Agreement").

      Capitalized terms used in this letter agreement (this "Amendment") that are not defined herein shall have the meanings ascribed thereto in the Agreement.

      The Borrower has requested Comerica to make certain forbearances and waivers under, and amendments to, the Agreement. Comerica has advised the Borrower that Comerica is willing to make the forbearances, waiver and amendments so requested on the terms and conditions set forth herein.

      Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, the receipt and adequacy of which are hereby acknowledged, and fully intending to be legally bound by this Amendment, the parties hereto hereby agree as follows:

                                   ARTICLE I

                             FORBEARANCE AND WAIVER

      (a) Forbearance

      The Borrower has informed Comerica that it has failed to comply with and observe its obligations contained in Section 6.7(b) of the Agreement with respect to the testing dates at November 29, 2003, January 3, 2004 and January 31, 2004. Effective as of the date hereof (the "Effective Date"), and subject to the fulfillment of the conditions precedent contained in Article III of this Amendment, so long as the Agreement is in effect and no other Event of

Default has occurred and is continuing, Comerica, without waiving any Default or Event of Default under the Loan Documents, shall forebear from taking further action at this time immediately to enforce payment and exercise its other rights and remedies with respect to the aforementioned breaches of Section 6.7(b).

      Neither the failure or delay by Comerica to exercise any of its rights or remedies, nor the acceptance at any time by Comerica of any payments from the Borrower, nor any provision of this Amendment, shall operate to amend, modify, waive, release or limit the Lender's rights and remedies or the Borrower's obligations with respect to the Borrower's breaches of Section 6.7(b) of the Agreement or with respect to any other Event of Default, except that Comerica agrees to forbear from exercising its rights and remedies to the extent and on the terms and conditions specifically provided in this Amendment.

      (b) Waiver.

      Comerica hereby agrees to waive the provision at the end of Section 6.7(b) which contemplates that Comerica will determine the testing dates and amounts for the Trailing Net Income (Loss) covenant for the period commencing February 1, 2004 through the Revolving Credit Maturity Date.

                                   ARTICLE II

                             AMENDMENTS TO AGREEMENT

      Effective as of the Effective Date, and subject to the fulfillment of the conditions precedent contained in Article III of this Amendment, the Agreement is amended as follows:

      (a) The term "Loan Documents" shall, wherever used in any Agreement or any of the other Loan Documents, be deemed to also mean and include this Amendment.

      (b) A new Section 6.7(c) shall be added, which shall be as follows:

          "(c) Minimum Unrestricted Cash at Comerica. Without limiting Section 6.6, Borrower shall at all time maintain its accounts at Bank at least $5 million in unrestricted cash that is not subject to any Lien other than Bank's Lien with respect thereto."

      (c) Exhibit E to the Agreement is hereby amended in its entirety to read as set forth in Annex A to this Amendment.

                                  ARTICLE III

                        CONDITIONS PRECEDENT TO AMENDMENT

      Comerica's agreement to amend the Agreement as of the Effective Date is subject to the fulfillment to the satisfaction of Comerica on the date hereof of the following conditions precedent:

      (a) The representations contained in Section 5 of the Agreement shall be true and correct as of the date hereof as though made on and as of the date hereof except with respect to representations that specifically relate to a prior date;

      (b) No default or Event of Default under any of the Loan Documents shall have occurred and be occurring, except the Borrower's breaches of Section 6.7(b) with respect to which Comerica is forbearing under Article I;

      (c) The Borrower and Comerica shall each have duly executed and delivered this Amendment;

      (d) SmartBargains.com, LP and SmartBargains Security Corporation shall each have consents to this Amendment; and

      (e) The Borrower shall have paid to Comerica an amendment fee in the amount of $[TBD].

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants to Comerica as follows:

      (a) Representations in Agreement. Each of the representations and warranties made by the Borrower to Comerica in the Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof (except with respect to representations that specifically relate to a prior date) with the same force and effect as if each of such representations and warranties had been made by the Borrower on the date of this Amendment and in this Amendment.

      (b) No Defaults or Events of Default. No default or Event of Default exists on the date of this Amendment (except the Borrower's breaches of Section 6.7(b) with respect to which Comerica is forbearing under Article I).

      (c) No Conflicts. The execution, delivery and performance by the Borrower of this Amendment will not (i) conflict with or constitute a breach or contravention of any provision of law, statute, rule or regulation to which Borrower is subject, (ii) conflict with or result in any breach or contravention of any judgment, order, writ, injunction, license or permit applicable to

Borrower, or (ii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property of or assets of the Borrower, other than in favor of Comerica; and

      (d) Binding Effect of Documents. This Amendment has been duly executed and delivered to Comerica by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

                                   ARTICLE V

                                  MISCELLANEOUS

      This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents shall remain unmodified, and the Agreement and each of the Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

      If the foregoing correctly sets forth our understanding, please indicate your assent below.

                                         Very truly yours,

                                         SMARTBARGAINS, INC.



                                         By: /s/  Stephen M. Joseph
                                             --------------------------------
                                             Title: Chief Financial Officer



      The foregoing Amendment is hereby accepted by the undersigned as of March 12, 2004.


COMERICA BANK

By:    William Sweeny
   ---------------------------------
    Title: Senior Vice President

               CONSENT TO AMENDMENT TO LOAN AND SECURITY AGREEMENT

      The undersigned have each previously executed an Unconditional Guaranty and a Third Party Security Agreement with respect to the Obligations under the Agreement. By consenting below, each of the undersigned hereby absolutely and unconditionally (i) reaffirms its respective unconditional guaranty and its respective security agreement, and (ii) acknowledges and agrees to the terms and conditions of this Amendment.

      IN WITNESS WHEREOF, the parties hereto have executed this Consent under the seal as of March 12, 2004.

SMARTBARGAINS SECURITY CORPORATION




By:  /s/ Stephen M. Joseph
   -----------------------------------------
     Title:  Chief Financial Officer




SMARTBARGAINS.COM, L.P.




By:  /s/ Stephen M. Joseph
   -----------------------------------------
     Title:  Chief Financial OfficeHr

                               SMARTBARGAINS, INC.
                           10 Milk Street, 10th Floor
                                Boston, MA 02108


                                     Dated as of: May 25, 2004


Comerica Bank
100 Federal Street, 28th Floor
Boston, Massachusetts 02110

         Re:      Forbearance, Waiver and Amendment to Loan and Security
                  Agreement

Ladies and Gentlemen:

         Reference is hereby made to the Loan and Security Agreement between SmartBargains, Inc. (the "Borrower") and Comerica Bank ("Comerica") dated as of December 20, 2002, as amended by letter agreements dated January 31, 2003, June 26, 2003, and March 12, 2004 respectively (the "Agreement").

         Capitalized terms used in this letter agreement (this "Amendment") that are not defined herein shall have the meanings ascribed thereto in the Agreement.

         The Borrower has requested Comerica to make certain forbearances and waivers under, and amendments to, the Agreement. Comerica has advised the Borrower that Comerica is willing to make the forbearances, waivers and amendments so requested on the terms and conditions set forth herein.

         Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, the receipt and adequacy of which are hereby acknowledged, and fully intending to be legally bound by this Amendment, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   FORBEARANCE

         The Borrower has informed Comerica that it has failed to comply with and observe its obligations contained in Section 6.2(b) of the Agreement with respect to delivering to Comerica Borrower's 2003 fiscal year, audited consolidated financial statements, within 120 days of fiscal year end and its obligations contained in Section 6.7(b) of the Agreement with respect to the testing dates at November 29, 2003, January 3, 2004 and January 31, 2004. Effective as of the date hereof (the "Effective Date"), and subject to the fulfillment of the conditions precedent contained in Article III of this Amendment, so long as the Agreement is in effect and no other Event of Default has occurred and is continuing, Comerica, without waiving any Default or Event of Default under the Loan Documents, shall forbear from taking further action at this time immediately to enforce payment and exercise its other rights and remedies with respect to the aforementioned breaches of Sections 6.2(b) and 6.7(b) until June 30, 2004.

         Neither the failure or delay by Comerica to exercise any of its rights or remedies, nor the acceptance at any time by Comerica of any payments from the Borrower, nor any provision of this Amendment, shall operate to amend, modify, waive, release or limit the Lender's rights and remedies or the Borrower's obligations with respect to the Borrower's breaches of Sections 6.2(b) and 6.7(b) of the Agreement or with respect to any other Event of Default, except that Comerica agrees to forbear from exercising its rights and remedies to the extent and on the terms and conditions specifically provided in this Amendment.

                                   ARTICLE II

                             AMENDMENTS TO AGREEMENT

         Effective as of the Effective Date, and subject to the fulfillment of the conditions precedent contained in Article III of this Amendment, the Agreement is amended as follows:

         (a) The term "Loan Documents" shall, wherever used in the Agreement or any of the other Loan Documents, be deemed to also mean and include this Amendment.

         (b) The term "Revolving Maturity Date" is hereby amended to read as follows:

                  "Revolving Maturity Date" means June 30, 2004."

         (c) For the fiscal year ending 2003, the requirement to deliver audited consolidated financial statements, set forth in Section 6.2(b) of the Agreement, is hereby extended to June 30, 2004.

                                   ARTICLE III

                        CONDITIONS PRECEDENT TO AMENDMENT

         Comerica's agreement to amend the Agreement as of the Effective Date is subject to the fulfillment to the satisfaction of Comerica on the date hereof of the following conditions precedent:

         (a) The representations contained in Section 5 of the Agreement shall be true and correct as of the date hereof as though made on and as of the date hereof except with respect to representations that specifically relate to a prior date;

         (b) No default or Event of Default under any of the Loan Documents shall have occurred and be continuing, except the Borrower's breaches of Sections 6.2(b) and 6.7(b) with respect to which Comerica is forbearing under
Article I;

         (c) The Borrower and Comerica shall each have duly executed and delivered this Amendment;

         (d) SmartBargains.com, LP and SmartBargains Security Corporation shall each have consented to this Amendment; and

         (e) The Borrower shall have paid to Comerica an amendment fee in the amount of $250.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to Comerica as follows:

         (a) Representations in Agreement. Each of the representations and warranties made by the Borrower to Comerica in the Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof (except with respect to representations that specifically relate to a prior date) with the same force and effect as if each of such representations and warranties had been made by the Borrower on the date of this Amendment and in this Amendment.

         (b) No Defaults or Events of Default. No default or Event of Default exists on the date of this Amendment (except the Borrower's breaches of Sections 6.2(b) and 6.7(b) with respect to which Comerica is forbearing under Article I).

         (c) No Conflicts. The execution, delivery and performance by the Borrower of this Amendment will not (i) conflict with or constitute a breach or contravention of any provision of law, statute, rule or regulation to which Borrower is subject, (ii) conflict with or result in any breach or contravention of any judgment, order, writ, injunction, license or permit applicable to Borrower, or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property of or assets of the Borrower, other than in favor of Comerica; and

         (d) Binding Effect of Documents. This Amendment has been duly executed and delivered to Comerica by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

                                    ARTICLE V

                                  MISCELLANEOUS

         This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Loan Documents shall remain unmodified, and the Agreement and each of the Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

         If the foregoing correctly sets forth our understanding, please indicate your assent below.

                                    Very truly yours,

                                    SMARTBARGAINS, INC.



                                    By: /s/ Stephen M. Joseph
                                       -----------------------------------------
                                       Title: CFO

         The foregoing Amendment is hereby accepted by the undersigned as of May 26, 2004.


COMERICA BANK


By: /s/ James Demoy
   ---------------------------------------
   Title: Vice President

               CONSENT TO AMENDMENT TO LOAN AND SECURITY AGREEMENT

         The undersigned have each previously executed an Unconditional Guaranty and a Third Party Security Agreement with respect to the Obligations under the Agreement. By consenting below, each of the undersigned hereby absolutely and unconditionally (i) reaffirms its respective unconditional guaranty and its respective security agreement, and (ii) acknowledges and agrees to the terms and conditions of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Consent under seal as of May 26, 2004.

SMARTBARGAINS SECURITY CORPORATION


By: /s/ Stephen M. Joseph
   ---------------------------------------
   Title: Treasurer

SMARTBARGAINS.COM, LP


By: /s/ Stephen M. Joseph
   ---------------------------------------
   Title: Treasurer

                                 SIXTH AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

         This Sixth Amendment to Loan and Security Agreement is entered into as of June 29, 2004 (the "Amendment"), by and between COMERICA BANK, successor by merger to COMERICA BANK - CALIFORNIA ("Bank") and SMARTBARGAINS, INC. ("Borrower").

                                    RECITALS

         Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 20, 2002, as amended, including without limitation by letter agreements dated January 31, 2003, June 1, 2003, June 26, 2003, March 12, 2004, and May 25, 2004 (collectively, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. Section 2.1(b)(iii) of the Agreement is hereby amended in its entirety to read as follows:

                  (iii) Letter of Credit Sublimit. Subject to the availability under the Committed Revolving Line, and in reliance on the representations and warranties of Borrower set forth herein, at any time and from time to time from the date hereof through the Business Day immediately prior to the Revolving Maturity Date, Bank shall issue for the account of Borrower such Letters of Credit as Borrower may request by delivering to Bank a duly executed letter of credit application on Bank's standard form; provided, however, that the outstanding and undrawn amounts under all such Letters of Credit (i) shall not at any time exceed the Letter of Credit Sublimit, and (ii) shall be deemed to constitute Advances for the purpose of calculating availability under the Committed Revolving Line. Any drawn but unreimbursed amounts under any Letters of Credit shall be charged as Advances against the Committed Revolving Line. Unless Borrower shall have deposited with Bank cash collateral in an amount sufficient to cover all undrawn amounts under each such Letter of Credit and Bank shall have agreed in writing, no Letter of Credit shall have an expiration date that is later than the Revolving Maturity Date. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form application and letter of credit agreement.

         2. Section 2.3(a) of the Agreement is hereby amended to read as follows:

                  (a) Interest Rates. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding daily balance thereof, at a variable rate equal to 1% above the Prime Rate.

         3. Section 2.5(a) of the Agreement is hereby amended to read as follows:

                  (a) [Intentionally Omitted.]

         4. Section 3.1(c) of the Agreement is hereby amended to read as follows:

                  (c) Borrower shall have (i) opened its primary deposit, checking, cash management and investment accounts with Bank; (ii) transferred all of Borrower's cash reserves currently held with other financial institutions to such accounts with Bank, except (A) funds in Borrower's Payroll Account (as defined below) with Fleet National Bank in accordance with Section 6.6 and (B) funds in Borrower's operating account at Fleet National Bank (the "Existing Fleet Checking Account") (not to exceed $100,000 at any time on deposit); and (iii) Borrower shall also have established a Sweep Account with Bank and taken such other steps with respect thereto as are required pursuant to Section
         6.13 below.

         5. Section 6.6 of the Agreement is hereby amended to read as follows:

                  6.6 Primary Depository. Borrower shall maintain all of its depository, operating and investment accounts with Bank or Bank's Affiliates, provided, however, that (a) Borrower shall be permitted to maintain at Fleet National Bank an account (the "Payroll Account") for the sole purpose of fulfilling Borrower's payroll obligations (including unemployment and payroll taxes) and Borrower agrees that it shall not maintain in such account at any time amounts in excess of what is reasonably required to meet such obligations for the next payroll period; (b) Borrower shall be permitted to maintain such amount of funds in the Existing Fleet Checking Account as is permitted by
         Section 3.1(c); and (c) upon the successful consummation of a successful initial public offering of the stock of Borrower, Borrower shall be permitted to maintain any funds in excess of $20,000,000 in banks or financial institutions other than Bank or Bank's Affiliates, and in each case under (a), (b) and (c) of this Section 6.6, Borrower shall not be required to obtain a control agreement or other security arrangement from such bank or financial institution.

         6. Section 6.7 of the Agreement is hereby amended in its entirety to read as follows:

                  6.7 Financial Covenants. Borrower shall maintain the following financial ratios and covenants:

                  (a) Current Assets to Liabilities Ratio. At all times, a ratio of Current Assets to Current Liabilities (a "Current Ratio") of at least 1.45 to 1.00.

                  (b) Trailing Net Income (Loss). For each quarter preceding a quarter in which Borrower does not maintain a Current Ratio of at least
         2.00 to 1.00 at all times, Trailing Fiscal Three Month Net Income
         (Loss) of not more, in the case of a net loss, or not less than, in the case of net income: ($1,500,000) during Borrower's 3 fiscal months preceding July 31, 2004; ($500,000) during Borrower's 3 fiscal months preceding October 31, 2004; and $1,500,000 during Borrower's 3 fiscal months preceding January 31, 2005. Thereafter, this covenant shall be reset by Bank based on Borrower's projections delivered to Bank in accordance with Section 6.2(c).

                  (c) [Intentionally Omitted.]

         7. Section 6.13 of the Agreement is hereby amended in its entirety to read as follows:

                  6.13 Sweep Account. As of the Closing Date, Borrower shall open and shall thereafter at all times during the term of this Agreement maintain with Bank an account (the "Sweep Account"), into which all funds received by Borrower from any source shall be deposited and to which, without limitation, all credit card receivables of Borrower shall be directed. Borrower shall direct the company that processes its credit card transactions to deliver all funds and/or direct all wire transfers in connection with such transactions to the Sweep Account. Borrower shall hold in trust for Bank all amounts that Borrower receives despite the directions to make payments to the Sweep Account and immediately deliver such payments to Bank in their original form as received from the customer or credit card processing company, with proper endorsements (if applicable) for deposit into the Sweep Account. Borrower irrevocably authorizes Bank to transfer to the Sweep Account any funds that have been deposited or transferred into any other accounts or that Bank has received by wire transfer, check, cash or otherwise that should have been deposited into the Sweep Account pursuant to the foregoing. No party other than Bank shall have any right to access the funds in the Sweep Account, provided, however that Borrower's credit card processors may obtain access to funds in the Sweep Account if and to the extent of Borrower's agreement with such credit card processors. Bank shall, on a daily basis, apply all funds in the Sweep Account to repay amounts loaned to Borrower by Bank (including principal and outstanding interest) pursuant to Credit Extensions, and, subject to Section 2.4(b), Bank shall thereafter credit Borrower's investment account at Bank, or, at Borrower's direction, to the extent permitted under Section 6.6 to another bank or financial institution, any remaining funds in the Sweep Account.

         8. Section 7.7 of the Agreement is hereby amended in its entirety to read as follows:

                  7.7 Investments. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments, or maintain or invest any of its property with a Person other than Bank or Bank's Affiliates unless (a) such Person has entered into a control agreement with Bank, in form and substance satisfactory to Bank, or (b) otherwise permitted under Section 6.6 hereof, or suffer or permit any Subsidiary to be a party to, or be bound by, an agreement that restricts such Subsidiary from paying dividends or otherwise distributing property to Borrower.

         9. A new Section 8.11 is hereby added to the Agreement as an additional Event of Default to read as follows:

                  8.11 Guaranty. If any guaranty of all or a portion of the Obligations (a "Guaranty") ceases for any reason to be in full force and effect, or any guarantor fails to perform any obligation under any Guaranty or a security agreement securing any Guaranty beyond any applicable cure period provided for therein (collectively, the "Guaranty Documents"), or any event of default occurs under any Guaranty Document or any guarantor revokes or purports to revoke a Guaranty, or any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth in any Guaranty Document or in any certificate delivered to Bank by any officer of Borrower or a guarantor in connection with any Guaranty Document, or if any of the circumstances described in Sections 8.3 through 8.8 occur with respect to any guarantor.

         10. A new Section 13 is hereby added to the Agreement to read as follows:

                  13. REFERENCE PROVISION.

                  If and only if the jury trial waiver set forth in Section 11 of this Agreement is invalidated for any reason by a court of law, statute or otherwise, the reference provisions set forth below shall be substituted in place of the jury trial waiver. So long as the jury trial waiver remains valid, the reference provisions set forth in this Section shall be inapplicable.

                  (a) Each controversy, dispute or claim (each, a "Claim") between the parties arising out of or relating to this Agreement, any security agreement executed by Borrower in favor of Bank, any note executed by Borrower in favor of Bank or any other document, instrument or agreement executed by Borrower with or in favor of Bank (collectively in this Section, the "Loan Documents"), other than (i) all matters in connection with nonjudicial foreclosure of security interests in real or personal property; or (ii) the appointment of a receiver or the exercise of other provisional remedies (any of which may be initiated pursuant to applicable law) that are not settled in writing within thirty (30) Business Days days after the date on which a party subject to the Loan Documents gives written notice to all other parties that a Claim exists (the "Claim Date") shall be resolved by a reference proceeding in California in accordance with the provisions of
         Section 638 et seq. of the California Code of Civil Procedure, or their successor sections ("CCP"), which shall constitute the exclusive remedy for the resolution of any Claim concerning the Loan Documents, including whether such Claim is subject to the reference proceeding. Except as set forth in this section, the parties waive the right to initiate legal proceedings against each other concerning each such Claim. Venue for these proceedings shall be in the Superior Court in the County where the real property, if any, is located or in a County where venue is otherwise appropriate under state law (the "Court"). By mutual agreement, the parties shall select a retired Judge of the Court to serve as referee, and if they cannot so agree within fifteen (15) Business Days after the Claim Date, the Presiding Judge of the Court (or his or her representative) shall promptly select the referee. A request for appointment of a referee may be heard on an ex parte or expedited basis. The referee shall be appointed to sit as a temporary judge, with all the powers of a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. Upon being selected, the referee shall (a) be requested to set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection and (b) if practicable, try any and all issues of law or fact and report a statement of decision upon them within one hundred eighty
         (180) days of the date of selection. Any decision rendered by the referee will be final, binding and conclusive, and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. The parties shall complete all discovery no later than fifteen (15) days before the first trial date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Either party may take depositions upon thirty (30) days written notice, and shall respond to requests for production or inspection of documents within thirty (30) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

                  (b) Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. Except for trial, all proceedings and hearings conducted before the referee shall be conducted without a court reporter unless a party requests a court reporter. The party making such a request shall have the obligation to arrange for and pay for the court reporter. Subject to the referee's power to award costs to the prevailing party, the parties shall equally bear the costs of the court reporter at the trial and the referee's expenses.

                  (c) The referee shall determine all issues in accordance with existing California case and statutory law. California rules of evidence applicable to proceedings at law will apply to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that shall be binding upon the parties. At the close of the reference proceeding, the referee shall issue a single judgment disposing of all the claims of the parties that are the subject of the reference. The parties reserve the right (i) to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee and (ii) to obtain findings of fact, conclusions of laws, and a written statement of decision, and (iii) to move for a new trial or a different judgment, which new trial, if granted, shall be a reference proceeding under this provision.

                  (d) If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration conducted by a retired judge of the Court, in accordance with the California Arbitration Act Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth in this Section shall apply to any such arbitration proceeding.

         11. Exhibit A to the Agreement is hereby amended to add or amend the following defined terms to read as follows:

                  "Committed Revolving Line" means a Credit Extension of up to $10,000,000 (inclusive of any amounts outstanding under the Letter of Credit Sublimit).

                  "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, including all Indebtedness that is payable upon demand or within 1 year from the date of determination thereof unless such Indebtedness is renewable or extendible at the option of Borrower or any Subsidiary to a date more than 1 year from the date of determination, plus, to the extent not already included therein, all outstanding

         Credit Extensions made under this Agreement (including issued and outstanding letters of credit that do not have a corresponding accounts payable).

                  "Letter of Credit Sublimit" means a sublimit under the Committed Revolving Line not to exceed $3,500,000 for Letters of Credit, provided however that Borrower may request an increase or a decrease in the Letter of Credit Sublimit at any time, and upon the approval of Bank thereof, in its sole discretion, the parties shall amend this Agreement to provide for such change to the Letter of Credit Sublimit using a form of amendment based on Exhibit F attached hereto.

                  "Permitted Indebtedness" means:

                  (a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

                  (b) Indebtedness existing on the date of this Sixth Amendment and disclosed in Section 7.4 of the Schedule;

                  (c) Indebtedness for purchase money security interests not to exceed $1,000,000 in the aggregate in any fiscal year of Borrower secured by a lien described in clause (c) of the defined term "Permitted Liens," provided such Indebtedness does not at the time the financed equipment is acquired, exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;

                  (d) Subordinated Debt, upon terms and conditions satisfactory to Bank and, in any event, pursuant to a formal subordination agreement in form satisfactory to Bank;

                  (e) Indebtedness to trade creditors incurred in the ordinary course of business; and

                  (f) Extensions, refinancings and renewals of any items of Permitted Indebtedness, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

                  "Permitted Liens" means the following:

                  (a) Any Liens existing on the date of the Sixth Amendment and disclosed in Section 5.3 of the Schedule;

                  (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and for which Borrower maintains adequate reserves, provided the same have no priority over any of Bank's security interests;

                  (c) Liens not to exceed $1,000,000 in the aggregate for each fiscal year of the Borrower (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;

                  (d) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase;

                  (e) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Sections 8.5 or 8.9;

                  (f) Liens in favor of other financial institutions arising in connection with Borrower's deposit accounts and investment property held at such institutions, provided that, except as set forth in
         Section 6.6 hereof, Bank has a perfected security interest in the amounts held in such deposit accounts and Borrower is permitted to maintain such accounts and investment property at such other financial institutions pursuant to the terms of this Agreement;

                  (g) Lien (the "Star Lien") in favor of Star Diamond Group, Inc. ("Star") arising from the consignment of Inventory goods by Star to Borrower from time to time in the ordinary course of Borrower's business consistent with past practice; and

                  (h) Other Liens not described above arising in the ordinary course of business and not having or not reasonably likely to have a Material Adverse Effect on Borrower and its Subsidiaries taken as a whole.

                  "Revolving Maturity Date" means June 30, 2005.

         12. Exhibit D to the Agreement is hereby amended and replaced in its entirety by Exhibit D attached hereto.

         13. Exhibit E to the Agreement is hereby amended and replaced in its entirety by Exhibit E attached hereto.

         14. On or before July 31, 2004, Borrower shall deliver to Bank an executed Warrant to Purchase Stock in substantially in the form attached as Annex A hereto, such final form to be mutually agreed to by the parties hereto, which Warrant shall be fully earned as of the date of this Amendment.

         15. Waivers and Additional Covenants.

                  15.1 Subject to the satisfaction of the terms and conditions set forth in Section 18 hereof, the Bank hereby waives any Events of Default which have occurred by virtue of the failure of the Borrower to comply with the provisions of Section 7.10 of the Credit Agreement as a result of the Borrower storing Inventory with UPS Supply Chain Solutions Inc. ("UPS") without notifying UPS of the Bank's security interests and obtaining an acknowledgement from UPS. The Bank further waives any Events of Default resulting from the inclusion by the Borrower of any Inventory stored with UPS in the Borrowing Base and any documents or certificates relating thereto. The Bank consents to the Borrower storing its Inventory with UPS without such notice and waivers, and to the inclusion of such Inventory in the Borrowing Base, through July 31, 2004. The Borrower covenants to obtain an acknowledgement of the Bank's first position lien on its Inventory from UPS in a form reasonably satisfactory to Bank on or before July 31, 2004.

                  15.2 Subject to the satisfaction of the terms and conditions set forth in Section 18 hereof, the Bank hereby waives any Events of Default which have occurred by virtue of the failure of the Borrower to comply with the provisions of Section 7.10 of the Credit Agreement as a result of the Borrower storing Equipment with SAVVIS Asset Holdings, Inc. or its affiliates ("SAVVIS") without notifying SAVVIS of the Bank's security interests and obtaining an acknowledgement from SAVVIS. The Bank consents to the Borrowing storing Equipment with SAVVIS without such notice and waivers through August 31, 2004. The Borrower covenants to obtain an acknowledgement from SAVVIS (including the SAVVIS affiliate holding Borrower's Equipment) in a form reasonably satisfactory to Bank on or before August 31, 2004.

                  15.3 Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents, and Bank waives Borrower's obligations under Section 7.10 only with respect to the transactions and for the time periods described above. This waiver is not a continuing waiver with respect to any failure to perform any Obligation after July 31, 2004, or August 31, 2004, as applicable.

         16. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement. The Schedule is hereby amended by replacing Sections 5.3, 5.6, 5.12 and 7.4 thereof with the corresponding Sections of the Schedule attached to this Sixth Amendment.

         17. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         18. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                  (a) this Amendment, duly executed by Borrower;

                  (b) Secretary's Certificate;

                  (c) two Affirmations of Guaranty;

                  (d) disbursement instructions, auto-debit authorization, and agreement to provide insurance;

                  (e) a nonrefundable amendment fee equal to $7,500 plus an amount equal to all Bank Expenses incurred through the date of this Amendment; and

                  (f) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                          SMARTBARGAINS, INC.

                                          By:     /s/ Stephen M. Joseph
                                              ----------------------------------

                                          Title:    CFO
                                                 -------------------------------


                                          COMERICA BANK

                                          By:     /s/ Margery A. Shapiro
                                              ----------------------------------

                                          Title:     Assistant Vice President
                                                 -------------------------------

                                    EXHIBIT D

                           BORROWING BASE CERTIFICATE


--------------------------------------------------------------------------------
Borrower:  SMARTBARGAINS, INC.                            Lender:  COMERICA BANK
Commitment Amount:  $10,000,000 (less Letter of Credit Sublimit of $3,500,000)
--------------------------------------------------------------------------------


ELIGIBLE INVENTORY BEFORE ADJUSTMENT
         1.       Eligible Inventory before adjustment as of [DATE]*                                                $___________

ADJUSTED ELIGIBLE INVENTORY
         2.       Value of Jewelry                                                              $___________
         3.       Value of Sportswear                                                           $___________
         4.       Value of Women's Outerwear                                                    $___________
         5.       Value of Sports Plus                                                          $___________
         6.       Value of Children's Apparel                                                   $___________
         7.       TOTAL OF LIMITED INVENTORY ITEMS (add #2 through #6)                          $___________
         8.       AMOUNT, IF ANY, BY WHICH LIMITED INVENTORY ITEMS EXCEED THRESHOLD (List       $___________
                  amount by which #7 exceeds 30% of #1)
         9.       Value of Inventory Items of Type(s) not Held in Inventory on the date of      $___________
                  the Loan and Security Agreement or the 3 months prior thereto, the inclusion of which Bank has not agreed to
         10.      Value of Inventory Items held by warehousemen, bailees or other third         $___________
                  parties from whom Bank has not received an acknowledgment from the third party meeting the requirements of Section 7.10.
         11.      Value of All Inventory Consigned                                              $___________
         12.      Value of all Inventory held for more than 120 days                            $___________
         13.      Sum of #8, #9, #10, #11 and #12                                               $___________
         14.      ELIGIBLE INVENTORY (#1 minus #13)                                                                 $___________
         15.      BORROWING BASE (53% of #13)**                                                                     $____________


* PLEASE NOTE THAT ELIGIBLE INVENTORY DOES NOT INCLUDE ANY SLOW-MOVING, DAMAGED, OBSOLETE, DEFECTIVE OR SCRAP ITEMS. FURTHERMORE, FOR PURPOSES OF VALUING INVENTORY, THE LOWER OF BORROWER'S COST AND THE FAIR MARKET VALUE OF SUCH INVENTORY SHALL BE DEEMED ITS "VALUE."

** IF PERCENTAGE OF ELIGIBLE INVENTORY CONSTITUTING BORROWING BASE DECREASES, 53% SHOULD BE DECREASED TO NEW PERCENTAGE.

The undersigned represents and warrants that the foregoing is true, complete and correct in all material respects, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

SMARTBARGAINS, INC.


By:
   -----------------------------
   Authorized Signer

                                    EXHIBIT E
                             COMPLIANCE CERTIFICATE

         TO:     COMERICA BANK
         FROM:   SMARTBARGAINS, INC.

         The undersigned authorized officer of SMARTBARGAINS, INC. hereby certifies that, in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof, except those which relate to a specific prior date. Attached herewith are the required documents supporting the above certification. The undersigned officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

         PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                                        REQUIRED                                       COMPLIES

Board Approved Projections                                February 28 of each year                       Yes        No
Monthly financial statements and A/R & A/P Agings         Monthly within 30 days                         Yes        No
Annual (CPA Audited)                                      FYE within 120 days                            Yes        No
10K and 10Q                                               (as applicable)                                Yes        No
Borrowing Base Cert. and Inventory Agings                 Weekly                                         Yes        No
Inventory Audit                                           Bi-Annual                                      Yes        No

FINANCIAL COVENANT                                        REQUIRED                  ACTUAL               COMPLIES

Minimum Current Ratio                                     1.45:1.00                 _____:1.00           Yes        No
Trailing Fiscal Three Month Net Income (Loss)             *                         $________            Yes        No

*For each quarter preceding a quarter in which Borrower does not maintain a Current Ratio of at least 2.00 to 1.00 at all times, Trailing Fiscal Three Month Net Income (Loss) of not more, in the case of a net loss, or not less than, in the case of net income: ($1,500,000) during Borrower's 3 fiscal months preceding July 31, 2004; ($500,000) during
Borrower's 3 fiscal months preceding October 31, 2004; and $1,500,000 during Borrower's 3 fiscal months preceding
January 31, 2005. Thereafter, this covenant shall be reset by Bank based on Borrower's projections delivered to Bank in accordance with Section 6.2(c).

RETURNS AS A PERCENTAGE OF SALES                   _________%

COMMENTS REGARDING EXCEPTIONS:  See Attached.
                                               BANK USE ONLY

                                               Received by:
                                                           ---------------------
Sincerely,                                     AUTHORIZED SIGNER

                                               Date:
                                                    ----------------------------
                                               Verified:
------------------------------------                    ------------------------
SIGNATURE                                      AUTHORIZED SIGNER

                                               Date:
------------------------------------                ----------------------------
TITLE
                                               Compliance Status     Yes      No
------------------------------------
DATE

                                     Annex A

                            Warrant to Purchase Stock

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                            WARRANT TO PURCHASE STOCK

Company:                            SmartBargains, Inc., a Delaware corporation
Number of Shares:                   125,000
Class of Stock:                     Common Stock
Warrant Price:                      See below
Issue Date:                         July __, 2004
Expiration Date:                    July __, 2009 (Subject to Section 4.1)

         THIS WARRANT CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged, COMERICA BANK or its assignee ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of SmartBargains, Inc. (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this warrant, subject to the provisions and upon the terms and conditions set forth in this warrant.

         The Warrant Price per share shall equal the initial "Price to Public" specified in the final prospectus with respect to the initial public offering of the Company's common stock (the "IPO").

Article 1. EXERCISE.

         1.1 Method of Exercise. Holder may exercise this warrant by delivering this warrant and a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

         1.2 Conversion Right. In lieu of exercising this warrant as specified in Section 1.1, Holder may from time to time convert this warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.3.

         1.3 Fair Market Value. If the Shares are traded regularly in a public market, the fair market value of the Shares shall be the closing price of the Shares reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not regularly traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.

         1.4 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this warrant has not been fully exercised or converted and has not expired, a new warrant representing the Shares not so acquired.

         1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this warrant, the Company at its expense shall execute and deliver, in lieu of this warrant, a new warrant of like tenor.

         1.6 Repurchase on Sale, Merger, or Consolidation of the Company.

             1.6.1 "Acquisition." For the purpose of this warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

             1.6.2 Assumption of Warrant. If upon the closing of any Acquisition the successor entity assumes the obligations of this warrant, then this warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving corporation to assume the obligations of this warrant.

             1.6.3 Nonassumption. If upon the closing of any Acquisition the successor entity does not assume the obligations of this warrant and Holder has not otherwise exercised this warrant in full, then this warrant shall be deemed to have been automatically converted pursuant to Section 1.2 and thereafter Holder shall participate in the Acquisition on the same terms as other holders of the same class of securities of the Company.

Article 2. ADJUSTMENTS TO THE SHARES.


         2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on its common stock payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, then upon exercise of this warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

         2.2 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this warrant, Holder shall be entitled to receive, upon exercise or conversion of this warrant, the number and kind of securities and property that Holder would have received for the Shares if this warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

         2.3 Adjustments for Combinations, Etc. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a greater number of shares, the Warrant Price shall be proportionately decreased. Without limiting the generality of the foregoing, the parties agree that the initial number of Shares (125,000) shall be adjusted to reflect the reverse stock split to be effected in connection with the IPO without any change to the Warrant Price, which shall equal the "Price to Public" specified in the final prospectus with respect to the IPO.

         2.4 No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2.

         2.5 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

         2.6 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the Number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder amount computed by multiplying the fractional interest by the fair market value of a full Share.

Article 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

         3.1 Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

             (a) All Shares which may be issued upon the exercise of the purchase right represented by this warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

             (b) The Company's capitalization table attached to this warrant is true and complete as of the Issue Date.

         3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; or (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above; and (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event).

         3.3 Information Rights. Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, so long as the Holder holds this warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all notices and reports to the shareholders of the Company, (b) within ninety (90) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and (c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements.

         3.4 Registration Under Securities Act of 1933, as amended. The Company agrees that the Shares shall be subject to the registration rights set forth on Exhibit B.

Article 4. MISCELLANEOUS.

         4.1 Term: Notice of Expiration. This warrant is exercisable in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. If this warrant has not been exercised prior to the Expiration Date, this warrant shall be deemed to have been automatically exercised on the Expiration Date by "cashless" conversion pursuant to Section 1.2.

         4.2 Legends. This warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

         4.3 Compliance with Securities Laws on Transfer. This warrant and the Shares issuable upon exercise of this warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

         4.4 Transfer Procedure. Subject to the provisions of Section 4.3, Holder may transfer all or part of this warrant or the Shares issuable upon exercise of this warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable); provided, however, that Holder may transfer all or part of this warrant to its affiliates, including, without limitation, Comerica Incorporated, at any time without notice to the Company, and such affiliate shall then be entitled to all the rights of Holder under this warrant and any related agreements, and the Company shall cooperate fully in ensuring that any stock issued upon exercise of this warrant is issued in the name of the affiliate that exercises the warrant. The terms and conditions of this warrant shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective permitted successors and assigns. The Company shall have the right to refuse to transfer any portion of this warrant to any person who directly competes with the Company. 4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time. All notices to the Holder shall be addressed as follows:

                                    Comerica Bank
                                    Attn:  Warrant Administrator
                                    500 Woodward Avenue, 32nd Floor, MC 3379
                                    Detroit, MI 48226

All notices to the Company shall be addressed as follows:

                                    SmartBargains, Inc.
                                    Attn:  Steven Joseph, CFO
                                    10 Milk Street, 10th Floor
                                    Boston, Massachusetts 02108

         4.6 Amendments. This warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         4.7 Attorneys' Fees. In the event of any dispute between the parties concerning the terms and provisions of this warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

         4.8 Governing Law. This warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.


                                                       SMARTBARGAINS, INC.


                                                    By:
                                                       -------------------------
                                                    Name:
                                                         -----------------------
                                                    Title:
                                                          ----------------------


Authorized signatories under Corporate Resolutions to Borrow or an authorized signer(s) under a resolution covering warrants must sign the warrant.

                                   APPENDIX 1

                               NOTICE OF EXERCISE

         1. The undersigned hereby elects to purchase ______________ shares of the ______________ stock of SMARTBARGAINS, INC. pursuant to the terms of the attached warrant, and tenders herewith payment of the purchase price of such shares in full.

         1. The undersigned hereby elects to convert the attached warrant into shares in the manner specified in the warrant. This conversion is exercised with respect to ______________ of the shares covered by the warrant.

         [STRIKE PARAGRAPH THAT DOES NOT APPLY.]

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

            Comerica Bank
            Attn:  Warrant Administrator
            500 Woodward Avenue, 32nd Floor, MC 3379
            Detroit, MI 48226

         3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


COMERICA BANK or Registered Assignee


------------------------------------
(Signature)


------------------------------------
(Date)

                                    EXHIBIT A

                               Registration Rights


         The Shares shall be entitled to "piggy back" registration rights in accordance with the terms of the following agreement (the "Agreement") between the Company and its investor(s): Second Amended and Restated Shareholders' Agreement dated September 16, 2003.

         The Company agrees that no amendments will be made to the Agreement, which would have an adverse impact on Holder's registration rights thereunder which is different than such amendment's impact on the other holders of piggyback registration rights without the consent of Holder, not to be unreasonably withheld. By acceptance of the Warrant to which this Exhibit A is attached, Holder shall not be deemed to be a party to the Agreement, but shall only be entitled to the piggyback registration rights described therein.